UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Emisphere Technologies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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EMISPHERE TECHNOLOGIES, INC.

240 Cedar Knolls Road

Suite 200

Cedar Knolls, NJ 07927

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 31, 2012

Cedar Knolls, NJ

April 24, 2012

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Emisphere Technologies, Inc., a Delaware corporation (the “Company” or “Emisphere”), to be held on Thursday, May 31, 2012 at 10:00 AM EDT at Park Avenue Club, 184 Park Avenue, Florham Park, NJ for the following purposes:

1. To consider the election of two members of the Board of Directors for a term expiring at the third succeeding annual meeting of stockholders after their election;

2. To ratify the appointment of McGladrey & Pullen, LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2012;

3. Advisory approval of the Company’s executive compensation;

4. To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock from 100,000,000 to 200,000,000 shares and to increase the number of authorized shares of preferred stock from 1,000,000 to 2,000,000 shares; and

5. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

In addition, at the Annual Meeting, the Company’s management will discuss the Company’s 2011 performance and its current activities.

Only those stockholders of record at the close of business on Wednesday, April 4, 2012 will be entitled to receive notice of, and vote at, the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be open for examination by any stockholder during the ten (10) days prior to the Annual Meeting at our principal offices located at 240 Cedar Knolls Road, Suite 200, Cedar Knolls, NJ 07927.

The Board of Directors appreciates and encourages stockholder participation in our Annual Meeting and looks forward to your attendance. It is important that your shares be represented, whether or not you choose to attend the meeting. Registered stockholders can vote their shares (a) via the Internet; or (b) by using a toll-free telephone number; or (c) by promptly completing, signing, dating and mailing a Proxy card using the enclosed envelope; or (d) by voting your shares at the meeting in person. Instructions for using these convenient services appear on the notice mailed to stockholders of record, as well as on the Internet and on the Proxy card. Proxy votes are tabulated by an independent agent appointed by the Company, and reported at the Annual Meeting. You may revoke your Proxy at any time prior to its exercise. Your prompt attention to the Proxy will be of assistance in preparing for the Annual Meeting. Your cooperation related to this matter is appreciated.

By order of the Board of Directors,

Michael R. Garone

Interim Chief Executive Officer,

Chief Financial Officer, Corporate Secretary

EMISPHERE TECHNOLOGIES, INC.

240 Cedar Knolls Road

Suite 200

Cedar Knolls, NJ 07927

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 31, 2012

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

What is the purpose of this Proxy Statement?

This Proxy Statement (the “Proxy Statement”) and the Proxy Card (the “Proxy Card”) are made available and furnished to all stockholders of record of Emisphere Technologies, Inc., which we sometimes refer to as the “Company” or “Emisphere,” as of the close of business on April 4, 2012 in connection with the solicitation of Proxies on behalf of the Board of Directors for use at the Annual Meeting of Stockholders on Thursday, May 31, 2012 at 10:00 AM EDT at Park Avenue Club, 184 Park Avenue, Florham Park, NJ (the “Annual Meeting”).

This Proxy Statement and form of Proxy will be available to be mailed to stockholders at their request on or about April 25, 2012. It will also be available for review on the Internet. The information included in the Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation for directors and our most highly paid executive officers, and other required information. Copies of our 2011 Annual Report to Stockholders and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 (the “2011 Fiscal Year”) are also available on the Internet and will be mailed at the request of a stockholder with a copy of this Proxy Statement, but are not incorporated herein by reference and should not be deemed to be part of the Proxy Statement.

Who can attend the Annual Meeting and who is entitled to vote?

All stockholders of the Company as of April 4, 2012 (the “Record Date”), their authorized representatives and guests of Emisphere will be able to attend the Annual Meeting.

All holders of record of Emisphere’s common stock, $0.01 par value per share (“Common Stock”) on the Record Date will be entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter properly brought before the meeting. As of the Record Date, 60,687,478 shares of Common Stock were outstanding.

What proposals will be voted upon at the Annual Meeting?

The Annual Meeting has been called to consider and take action on the following items:

1.  The election of John D. Harkey, Jr. and Timothy G. Rothwell (the “Director Nominees”) as directors for a term expiring at the third succeeding annual meeting of stockholders after their election (Class I Directors);

2.  To ratify the appointment of McGladrey & Pullen, LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2012;

3.  Advisory approval of the Company’s executive compensation;

4.  To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock from 100,000,000 to 200,000,000 shares and to increase the number of authorized shares of preferred stock from 1,000,000 to 2,000,000 shares; and

5.  To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

What are the Board of Directors’ voting recommendations with respect to the proposals to be voted at the Annual Meeting?

The Board of Directors recommends a vote:

•	“FOR” the election of the Class I Director Nominees as directors for the term expiring at the third succeeding annual meeting of stockholders after their election.

•	“FOR” the ratification of the appointment of McGladrey & Pullen, LLP as the Company’s independent registered public accounting firm.

•	“FOR” the approval, on an advisory basis, of the compensation of the named executive officers.

•

“FOR” the amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock from 100,000,000 to 200,000,000 shares and to increase the number of authorized shares of preferred stock from 1,000,000 to 2,000,000 shares.

If any other matter is properly presented at the Annual Meeting or any adjournments or postponements thereof, your Proxy will be voted in accordance with the discretion of the person holding the Proxy. At the time this Proxy Statement went to press, Emisphere knew of no matters that needed to be acted on at the Annual Meeting other than those discussed in this Proxy Statement.

One Page Notice of Internet Availability of Proxy Materials

Pursuant to rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have provided access to our Proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) to our stockholders. All stockholders will have the ability to access the Proxy materials on a website referred to in the Notice of Internet Availability or request to receive a printed set of the Proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice of Internet Availability. In addition, stockholders may request to receive Proxy materials in printed form by mail.

How do I vote in person?

If you plan to attend the Annual Meeting on May 31, 2012, please bring proof of identification and the enclosed Proxy Card. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a Proxy executed by the broker, bank or other nominee that owns the shares of record for your benefit, authorizing you to vote the shares.

How do I vote by Proxy?

If you are a registered holder as of the Record Date, you can vote your Proxy via the Internet, by telephone, by mail or in person at the Annual Meeting on May 31, 2012.

If you are a beneficial stockholder, you have the right to direct your broker or nominee on how to vote your shares. You should complete a voting instruction card which your broker or nominee is obligated to provide you. If you wish to vote in person at the Annual Meeting, you must first obtain from the record holder a Proxy issued in your name.

How do I vote via the Internet?

If you wish to vote via the Internet, follow the Internet voting instructions enclosed with the Notice of Internet Availability. A control number, located on the mailing, is designated to verify your identity and allow you to vote the shares and confirm that the voting instructions have been recorded properly.

How do I vote via telephone?

If you wish to vote via telephone, use the toll-free telephone number enclosed with the Notice of Internet Availability, and follow the voting instructions located on the mailing. A control number, located on the Proxy Card, is designated to verify your identity, allow you to vote the shares and confirm that the voting instructions have been recorded properly.

How do I vote my shares on the Proxy Card?

If you are a registered stockholder, you can specify how you want your shares voted on each proposal by marking the appropriate boxes on the Proxy Card. Please review the voting instructions on the Proxy Card and read the entire text of the proposals. Please review the recommendations of the Board of Directors in the Proxy Statement prior to marking your vote.

If your Proxy Card is signed and returned without specifying a vote or an abstention on a proposal, it will be voted according to the recommendations of the Board of Directors on that proposal. That recommendation is shown for each proposal on the Proxy Card.

What constitutes a quorum?

As of the Record Date, 60,687,478 shares of Common Stock were outstanding. A majority of the total number of our outstanding shares present or represented by Proxy constitutes a quorum for the purpose of adopting proposals at the Annual Meeting. If you submit a properly executed Proxy, then you will be considered part of the quorum.

Who counts the vote?

Tabulation of Proxies and the votes cast at the meeting are conducted by an independent agent appointed by Emisphere and certified by an independent inspector of elections.

May I revoke my Proxy?

You may revoke your Proxy at any time before it is voted at the Annual Meeting by: (i) giving timely written notice of the revocation to the Secretary of the Company; (ii) executing and delivering a Proxy with a later date; or (iii) voting in person at the Annual Meeting. Attendance at the Annual Meeting will not in and of itself constitute revocation of a Proxy.

What vote is required to approve each proposal?

The presence, in person or by proxy, of at least a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of business. The inspector of elections will treat abstentions and broker non-votes as shares of Common Stock that are present and entitled to vote for purposes of determining a quorum for the Annual Meeting.

A plurality of the votes cast at the Annual Meeting is required to elect the Director Nominees. Withheld votes and broker non-votes will have no effect on the election of the Director Nominees.

The affirmative vote of a majority of shares present, in person or represented by proxy, and voting on the approval of the executive compensation at our annual meeting is required to approve, on an advisory basis, the executive compensation as disclosed in this Proxy Statement. Abstentions and broker “non-votes” are not considered as shares voting or as votes cast with respect to the proposal to approve executive compensation on an advisory basis and will not have any effect on the proposal.

An affirmative vote of the majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is required to approve the amendment of the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 100,000,000 to 200,000,000 shares and to increase the number of authorized shares of preferred stock from 1,000,000 to 2,000,000 shares. Broker non-votes, if any, and abstentions will have the same effect as a vote against the proposal.

Who bears the cost of soliciting the Proxies?

We will pay all costs of preparing, assembling, printing and distributing the Proxy materials. We may solicit Proxies on behalf of the Board of Directors through the mail, in person, and by telecommunications. We will, upon request, reimburse brokerage firms and others for their reasonable expenses incurred for forwarding solicitation material to beneficial owners of stock.

Where are Emisphere’s Executive Offices?

Our principal executive offices are located at 240 Cedar Knolls Road, Suite 200, Cedar Knolls, NJ, 07927 and our telephone number is (973) 532-8000.

How can I get additional information about Emisphere?

We will, upon written request of any stockholder, furnish without charge a copy of this Proxy Statement and our Annual Report on Form 10-K for the 2011 Fiscal Year, as filed with the SEC. Please address your requests to Emisphere Technologies, Inc., 240 Cedar Knolls Road, Suite 200, Cedar Knolls, NJ, 07927 Attention: Investor Relations. Electronic copies of this Proxy Statement and the Company’s Annual Report on Form 10-K for the 2011 Fiscal Year are located within the Investor Relations section of our website at www.emisphere.com and are also available at the SEC’s website at www.sec.gov. The contents of our website are not incorporated herein by reference and the website address provided in this Proxy Statement is intended to be an inactive textual reference only.

If you are a beneficial owner and your shares are held in a stock brokerage account or by a bank or other nominee, please refer to the information provided by your broker, bank or nominee for instructions on how to elect to access future Proxy Statements and Annual Reports on the Internet. Most beneficial owners who elect electronic access will receive an e-mail message next year containing the Internet address for access to the Proxy Statement and Annual Report.

Emisphere is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which require that the Company’s Annual Report on Form 10-K, the Proxy Statement and other information be filed with the SEC. These filings may be inspected and copied at the public reference facilities of the SEC. Call (800) SEC-0330 for more information regarding public reference facilities. Copies of the material may also be obtained upon request and upon payment of the appropriate fee from the Public Reference Section of the SEC, 100F Street N.E., Room 1580, Washington, DC 20549. In addition, the SEC maintains a website at www.sec.gov that contains reports, Proxy and information statements, as well as other information regarding registrants, including Emisphere, which file electronically with the SEC.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” Proxy Statements and Annual Reports. This means that only one copy of our Notice of Internet Availability may have been sent to multiple stockholders in each household. We will promptly deliver a separate copy of the Proxy Materials and Annual Report to any stockholder upon written or oral request made to our Investor Relations Department, Emisphere Technologies, Inc., 240 Cedar Knolls Road, Suite 200, Cedar Knolls, NJ, 07927, telephone: (973) 532-8000. Any stockholder who wants to receive separate copies of the Notice of Internet Availability of Proxy Materials or any stockholder who is receiving multiple copies and would like to receive only one copy per household must make an election on the Internet, telephone or Proxy card or contact the stockholder’s bank, broker, or other nominee record holder. Stockholders may also contact us at the above address and phone number with their election.

DIRECTORS AND EXECUTIVE OFFICERS

Our business is overseen by the Board of Directors. It is the duty of the Board of Directors to oversee the Chief Executive Officer and other senior management in the competent and ethical operation of the Company on a day-to-day basis and to assure that the long-term interests of the stockholders are being served. To satisfy this duty, our directors take a proactive, focused approach to their position, and set standards to ensure that the

Company is committed to business success through maintenance of the highest standards of responsibility and ethics. The Board of Directors is kept advised of our business through regular verbal or written reports, Board of Directors meetings, and analysis and discussions with the Chief Executive Officer and other officers of the Company.

Members of the Board of Directors bring to us a wide range of experience, knowledge and judgment. Our governance organization is designed to be a working structure for principled actions, effective decision-making and appropriate monitoring of both compliance and performance.

The Board of Directors has affirmatively determined that all of the current members of the Board of Directors are independent directors within the meaning of Rule 4200 of the NASDAQ Marketplace Rules. Until the resignation of Michael V. Novinski, the sole non-independent director, on February 28, 2011, the independent directors met in separate sessions at the conclusion of board meetings and at other times as deemed necessary by the independent directors, in the absence of Mr. Novinski. None of the members of the Board of Directors currently serve as Chairman; leadership of the Board is provided through consensus of the directors. Matters are explored in Committee and brought to the full Board for discussion or action.

The Board of Directors has established an Audit Committee, a Compensation Committee and a Governance and Nominating Committee. Each of the committees of the Board of Directors acts pursuant to a separate written charter adopted by the Board of Directors.

The Audit Committee is currently comprised of Mr. Rothwell (chairman), Mr. Harkey and Dr. Weiser. Mr. Rothwell became a member of the Audit Committee on January 6, 2010. All members of the Audit Committee are independent within the meaning of Rule 4200 of the NASDAQ Marketplace Rules. The Board of Directors has determined that Mr. Harkey is an “Audit Committee financial expert,” within the meaning of Item 407(d)(5) of Regulation S-K. The Audit Committee’s responsibilities and duties are summarized in the report of the Audit Committee and in the Audit Committee charter which is available on our website (www.emisphere.com).

The Compensation Committee is currently comprised of Dr. Weiser (chairman) and Dr. Rachesky. All members of the Compensation Committee are independent within the meaning of Rule 4200 of the NASDAQ Marketplace Rules, non-employee directors within the meaning of the rules of the Securities and Exchange Commission and “outside” directors within the meaning set forth under Internal Revenue Code Section 162(m). The Compensation Committee’s responsibilities and duties are summarized in the report of the Compensation Committee and in the Compensation Committee charter also available on our website.

The Governance and Nominating Committee is currently comprised of Dr. Weiser (chairman) and Dr. Rachesky. All members of the Governance and Nominating Committee are independent within the meaning of Rule 4200 of the NASDAQ Marketplace Rules. The Governance and Nominating Committee’s responsibilities and duties are set forth in the Governance and Nominating Committee charter on our website.

Among other things, the Governance and Nominating Committee is responsible for recommending to the board the nominees for election to our Board of Directors and the identification and recommendation of candidates to fill vacancies occurring between annual stockholder meetings.

The table below provides membership information for each committee of the Board of Directors during 2011:

Name	Board	Audit	Compensation	Governance and Nominating

Michael V. Novinski(1)	X

Mark H. Rachesky, M.D.(2)	X		X	X

Michael Weiser, M.D.(2)	X	X	X*	X*

John D. Harkey, Jr.(3)	X	X*

Timothy G. Rothwell(3)	X	X

*	Chair

(1)	On February 28, 2011, Michael V. Novinski resigned as a director of the Company and from his position as President and Chief Executive Officer of the Company.

(2)	Class III directors: Term as director is expected to expire in 2014.

(3)	Class I directors: Term as director is expected to expire in 2012.

Board Involvement in Risk Oversight

Our Board of Directors is responsible for oversight of the Company’s risk assessment and management process. We believe risk can arise in every decision and action taken by the Company, whether strategic or operational. Our comprehensive approach is reflected in the reporting processes by which our management provides timely and fulsome information to the Board of Directors to support its role in oversight, approval and decision-making.

The Board of Directors closely monitors the information it receives from management and provides oversight and guidance to our management team concerning the assessment and management of risk. The Board of Directors approves the Company’s high level goals, strategies and policies to set the tone and direction for appropriate risk taking within the business.

The Board of Directors delegated to the Compensation Committee basic responsibility for oversight of management’s compensation risk assessment, and that committee reports to the board on its review. Our Board of Directors also delegated tasks related to risk process oversight to our Audit Committee, which reports the results of its review process to the Board of Directors. The Audit Committee’s process includes a review, at least annually, of our internal audit process, including the organizational structure, as well as the scope and methodology of the internal audit process. The Governance and Nominating Committee oversees risks related to our corporate governance, including director performance, director succession, director education and governance documents.

In addition to the reports from the Board committees, our board periodically discusses risk oversight.

Meetings Attendance

During the 2011 fiscal year, our Board of Directors held 5 meetings. With the exception of Mr. Rothwell, who attended 5 of 6 Audit Committee meetings held during 2011, each director attended 100 percent of the aggregate number of Board of Directors meetings and committee meetings of which he was a member that were held during the period of his service as a director.

The Audit Committee met 6 times during the 2011 fiscal year.

The Compensation Committee met 2 times during the 2011 fiscal year.

The Governance and Nominating Committee met 2 times during the 2011 fiscal year.

The Company does not have a formal policy regarding attendance by members of the Board of Directors at the Company’s annual meeting of stockholders, although it does encourage attendance by the directors.

Code of Conduct for Officers and Employees and Code of Business Conduct and Ethics for Directors

The Company has a Code of Conduct that applies to all of our officers and employees as well as a Code of Business Conduct and Ethics that applies specifically to the members of the Board of Directors. The directors are surveyed annually regarding their compliance with the policies as set forth in the Code of Conduct for Directors. The Code of Conduct and the Code of Business Conduct and Ethics for Directors are available on the Corporate Governance section of our website at www.emisphere.com. The contents of our website are not incorporated herein by reference and the website address provided in this annual report is intended to be an inactive textual reference only. The Company intends to disclose on its website any amendment to, or waiver of, a provision of the Code of Conduct that applies to the Chief Executive Officer, Chief Financial Officer, or Controller. Our Code of Conduct contains provisions that apply to our Chief Executive Officer, Chief Financial Officer and all other finance and accounting personnel. These provisions comply with the requirements of a company code of ethics for financial officers that were promulgated by the SEC pursuant to the Exchange Act.

Stockholder Communications

We have an Investor Relations Office for all stockholder inquiries and communications. The Investor Relations Office facilitates the dissemination of accurate and timely information to our stockholders. In addition, the Investor Relations Office ensures that outgoing information is in compliance with applicable securities laws and regulations. All investor queries should be directed to our internal Director of Corporate Communications or our Corporate Secretary.

Compensation Committee Interlocks and Insider Participation

The current members of the Compensation Committee are Dr. Weiser and Dr. Rachesky. No member of the Compensation Committee is or has ever been an executive officer or employee of our company (or any of its subsidiaries) and no “compensation committee interlocks” existed during fiscal year 2011.

ELECTION OF DIRECTORS

The Governance and Nominating Committee identifies director nominees by reviewing the desired experience, mix of skills and other qualities to assure appropriate Board composition, taking into consideration the current Board members and the specific needs of the Company and the Board. Among the qualifications to be considered in the selection of candidates, the Committee considers the following attributes and criteria of candidates: experience, knowledge, skills, expertise, diversity, personal and professional integrity, character, business judgment and independence. Although it has no formal policy, our Board recognizes that nominees for the Board should reflect a reasonable diversity of backgrounds and perspectives, including those backgrounds and perspectives with respect to business experience, professional expertise, age, gender and ethnic background.

Our Board is comprised of accomplished professionals who represent diverse and key areas of expertise including national and international business, operations, manufacturing, finance and investing, management, entrepreneurship, higher education and science, research and technology. We believe our directors’ wide range of professional experiences and backgrounds, education and skills has proven invaluable to the Company and we intend to continue leveraging this strength.

Nominations for the election of directors may be made by the Board of Directors or the Governance and Nominating Committee. The committee did not reject any candidates recommended within the preceding year by a beneficial owner of, or from a group of security holders that beneficially owned, in the aggregate, more than five percent (5%) of the Company’s voting stock.

Although it has no formal policy regarding stockholder nominees, the Governance and Nominating Committee believes that stockholder nominees should be viewed in substantially the same manner as other nominees. Stockholders may make a recommendation for a nominee by complying with the notice procedures set forth in our bylaws. The Governance and Nominating Committee will give nominees recommended by stockholders in compliance with these procedures the same consideration that it gives to any board recommendations. To date, we have not received any recommendation from stockholders requesting that the Governance and Nominating Committee (or any predecessor) consider a candidate for inclusion among the committee’s slate of nominees in the Company’s proxy statement.

To be considered by the committee, a director nominee must have broad experience at the strategy/policy-making level in a business, government, education, technology or public interest environment, high-level managerial experience in a relatively complex organization or experience dealing with complex problems. In addition, the nominee must be able to exercise sound business judgment and provide insights and practical wisdom based on experience and expertise, possess proven ethical character, be independent of any particular constituency, and be able to represent all stockholders of the Company.

The committee will also evaluate whether the nominee’s skills are complementary to the existing Board members’ skills; the board’s needs for operational, management, financial, technological or other expertise; and whether the individual has sufficient time to devote to the interests of Emisphere. The prospective board member cannot be a board member or officer at a competing company nor have relationships with a competing company. He/she must be clear of any investigation or violations that would be perceived as affecting the duties and performance of a director.

The Governance and Nominating Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to the business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the board with that of obtaining a new perspective. If any member of the board does not wish to continue in service, or if the Governance and Nominating Committee or the board decides not to nominate a member for re-election, the Governance and Nominating Committee identifies the desired skills and experience of a new nominee and discusses with the board suggestions as to individuals that meet the criteria.

Compensation of Non-Employee Directors

A director who is a full-time employee of the Company receives no additional compensation for services provided as a director. It is the Company’s policy to provide competitive compensation and benefits necessary to attract and retain high quality non-employee directors and to encourage ownership of Company stock to further align their interests with those of stockholders. The following represents the compensation of the non-employee members of the Board of Directors:

•

Prior to June 24, 2009, each non-employee director received, on the date of each regular annual stockholder’s meeting, a stock option to purchase 7,000 shares of our common stock under the 2007 Plan. The stock options vest on the six month anniversary of the grant date provided the director continuously serves as a director from the grant date through such vesting date. Notwithstanding the foregoing, any director who holds any stock options granted before April 1, 2004 which remain unvested was ineligible to receive the annual 7,000-share stock option grant described in this paragraph unless and until all such prior options had vested. Stock options granted in 2009 have a stated expiration date of ten years after the date of grant, and are subject to accelerated vesting upon a change in control of Emisphere. If the holder of an option ceases to serve as a director, all previously granted options may be exercised to the extent vested within six months after termination of directorship (one year if the termination is by reason of death), except that, after April 1, 2004 (unless otherwise provided in an option agreement), if a director becomes an “emeritus director” of Emisphere immediately following his Board service, the vested options may be exercised for six months after termination of service as an “emeritus director.” All unvested options expire upon termination of service on the Board of Directors.

•

On May 15, 2009, in recognition of the roles and responsibilities of the Board of Directors and current market data, the non-employees members of the Board of Directors’ compensation was revised to include a special one-time grant of 50,000 options to purchase shares of common stock granted on May 15, 2009, an annual retainer of $35,000, payable quarterly in cash, and an annual stock option grant of 40,000 options to purchase shares of common stock. The annual stock option grants are granted each year on the date of the annual meeting of stockholders of the Company. The director must be an eligible director on the dates the retainers are paid and the stock options are granted. The options subject to the special one-time stock option grant and annual stock option grant would vest over three years in equal amounts on each anniversary of the grant date provided the director continuously serves as a director from the grant date through such vesting date, subject to accelerated vesting upon a change in control of Emisphere. Such options, once vested, remain exercisable through the period of the option term.

•

All newly appointed directors shall receive an initial stock option grant on the date of appointment of 50,000 options to purchase shares of common stock. The options subject to such initial stock option grant vest over three years in equal amounts on each anniversary of the grant date provided the director continuously serves as a director from the grant date through such vesting date, subject to accelerated vesting upon a change in control of Emisphere. Such options, once vested, remain exercisable through the period of the option term.

•

On May 15, 2009, Messrs. Weiser, Harkey and Rachesky received a one-time special stock option grant of 25,000 shares of common stock and a one-time fee of $10,000 in recognition for their length of service on the Board of Directors. The options subject to these one-time stock option grants vest over three years in equal amounts on each anniversary of the grant date provided the director continuously serves as a director from the grant date through such vesting date, subject to accelerated vesting upon a change in control of Emisphere. Such options, once vested, remain exercisable through the period of the option term.

•	Additional committee and chairperson fees are paid as follows:

•	$10,000 audit committee chairperson fee;

•	$2,500 audit committee member fee;

•	$5,000 compensation committee chairperson fee;

•	$1,000 compensation committee member fee;

•	$2,500 governance and nominating committee chairperson fee; and

•	$500 governance and nominating committee member fee.

The director must be an eligible director on the dates such fees are paid.

Director Compensation Table — 2011

The table below represents the compensation paid to our non-employee directors during the year ended December 31, 2011:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(1)	All Other Compensation ($)	Total ($)
John D. Harkey, Jr.	44,755	—	45,095	—	89,850
Mark H. Rachesky, M.D.	36,500	—	45,095	—	81,595
Timothy G. Rothwell	37,745	—	45,095	—	82,840
Michael Weiser, M.D.	45,000	—	45,095	—	90,095

(1)	The value listed in the above table represents the fair value of the options recognized as expense under FASB ASC Topic 718 during 2011, including unvested options granted before 2011 and those granted in 2011. Fair value is calculated as of the grant date using the Black-Scholes Model. The determination of the fair value of share-based payment awards made on the date of grant is affected by our stock price as well as assumptions regarding a number of complex and subjective variables. Our assumptions in determining fair value are described in note 12 to our audited financial statements for the year ended December 31, 2011.

The following table summarizes the aggregate number of option awards and stock awards held by each non-employee director at December 31, 2011.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Unearned Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Units of Stock That Vested Have not (#)	Market Value of Shares or Units of Stock That Have not Vested ($)
John D. Harkey, Jr.	7,000	—		—	8.97	5/26/2016	—	—
	7,000	—		—	3.76	4/20/2017
	7,000	—		—	3.79	8/8/2018
	50,000	25,000	(1)	—	0.93	5/15/2019
	13,333	26,667	(2)	—	1.20	9/16/2020
	—	40,000	(3)	—	1.53	9/19/2021
Mark H. Rachesky, M.D.	7,000	—		—	3.76	4/20/2017	—	—
	7,000	—		—	3.79	8/8/2018
	50,000	25,000	(1)	—	0.93	5/15/2019
	13,333	26,667	(2)	—	1.20	9/16/2020
	—	40,000	(3)	—	1.53	9/19/2021
Michael Weiser, M.D.	7,000	—		—	8.97	5/26/2016	—	—
	7,000	—		—	3.76	4/20/2017
	7,000	—		—	3.79	8/8/2018
	50,000	25,000	(1)	—	0.93	5/15/2019
	13,333	26,667	(2)	—	1.20	9/16/2020
	—	40,000	(3)	—	1.53	9/19/2021
Timothy G. Rothwell	33,333	16,667	(4)	—	0.70	11/5/2019	—	—
	13,333	26,667	(2)	—	1.20	9/16/2020
	—	40,000	(3)	—	1.53	9/19/2021

(1)	25,000 exercisable as of 5/15/2012

(2)	13,333 exercisable as of 9/16/2012 and 13,334 exercisable as of 9/16/2013.

(3)	13,333 exercisable as of 9/19/2012 and 9/19/2013, respectively and 13,334 exercisable as of 9/19/2014.

(4)	16,667 exercisable as of 11/5/2012.

SECURITIES AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY PLANS

The following table provides information as of December 31, 2011 about the common stock that may be issued upon the exercise of options granted to employees, consultants or members of our Board of Directors under our existing equity compensation plans, including the 1991 Stock Option Plan, 1995 Stock Option Plan, 2000 Stock Option Plan, the 2002 Broad Based Plan, the 2007 Stock Award and Incentive Plan (collectively the “Plans”) the Stock Incentive Plan for Outside Directors and the Directors Deferred Compensation Plan. For a discussion of the material features of the Plans, please see Note 12 to the Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2011.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options	(b) Weighted Average Exercise Price of Outstanding Options	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity Compensation Plans Approved by Security Holders
The Plans	3,079,630	$2.87	1,399,618
Stock Incentive Plan for Outside Directors	79,000	9.27	—
Directors Deferred Compensation Plan	—	—	—
Equity Compensation Plans not approved by Security Holders(1)	10,000	3.64	—

Total	3,168,630	$3.03	1,399,618

(1)	Our Board of Directors has granted options which are currently outstanding for a former consultant. The Board of Directors determines the number and terms of each grant (option exercise price, vesting and expiration date). These grants were made on 7/12/2002 and 7/14/2003.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

At the close of business on the Record Date, there were approximately 60,687,478 shares of Common Stock outstanding and entitled to vote. The presence, either in person or by Proxy, of persons entitled to vote a majority of our outstanding Common Stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Holders of Common Stock have one vote for each share on any matter that may be presented for consideration and action by the stockholders at the Annual Meeting.

COMMON STOCK OWNERSHIP BY DIRECTORS AND EXECUTIVE OFFICERS AND PRINCIPAL HOLDERS

Directors and Executive Officers

The following table sets forth certain information, as of March 1, 2012, regarding the beneficial ownership of the common stock by (i) each member of the Company’s Board of Directors, including the Director Nominees (each, a “Director”); (ii) each named executive officer (each, an “Executive Officer”); (iii) all of our Directors and Executive Officers as a group. Applicable percentages are based on 60,687,478 shares of Common Stock outstanding as of March 1, 2012. The number of shares beneficially owned by each Director or Executive Officer is determined under the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power (which includes power to vote, or direct the voting of, such security) or investment power (which includes power to dispose of, or direct the disposition of, such security). In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options, warrants or convertible notes held by that person that are currently exercisable or convertible into Common Stock or will become exercisable or convertible into common stock within 60 days after March 1, 2012 are deemed outstanding, while such shares are not deemed outstanding for purposes of computing percentage ownership of any other person. Unless otherwise indicated, all persons named as beneficial owners of common stock have sole voting power and sole investment power with respect to the shares indicated as beneficially owned:

Name and Address(a)	Common Shares Beneficially Owned (b)		Common Shares Underlying Options		Percent of Class
Michael R. Garone (e)	190,000		90,000		*
Gary Riley, DVM, Ph.D.	125,500		105,000		*
Mark H. Rachesky, M.D.	38,374,708	(c)	19,891,045	(d)	47.6%
Timothy Rothwell	46,666		46,666		*
Michael Weiser, M.D.	90,746		84,333		*
John D. Harkey, Jr.	90,746		84,333		*
All directors and executive officers as a group	38,918,366		20,301,377		48.1%

*	Less than 1%

(a)	Unless otherwise specified, the address of each beneficial owner is c/o Emisphere Technologies, Inc., 240 Cedar Knolls Road, Suite 200, Cedar Knolls, New Jersey 07927.

(b)	The number of shares set forth for each Director and Executive Officer consists of direct and indirect ownership of shares, including stock options, deferred common share units, restricted stock and, in the case of Dr. Rachesky, shares of common stock that can be obtained upon conversion of convertible notes and exercise of warrants, as further described in footnotes (c) and (d) below.

(c)	This number consists of:

•	18,483,663 shares of common stock held for the accounts of the following entities:

•	6,226,054 shares held for the account of MHR Capital Partners Master Account LP (“Master Account”)

•	847,125 shares held for the account of MHR Capital Partners (100) LP (“Capital Partners (100)”)

•	3,240,750 shares held for the account of MHR Institutional Partners II LP (“Institutional Partners II”)

•	8,164,436 shares held for the account of MHR Institutional Partners IIA LP (“Institutional Partners IIA”)

•	5,298 shares held directly by Mark H. Rachesky, M.D.

•	7,724,863 shares of common stock that can be obtained by the following entities upon conversion of the Convertible Notes, including 276,871 shares of common stock issuable to the following entities as payment for accrued but unpaid interest on the Convertible Notes since the most recent interest payment date (December 31, 2011) through the date that is 60 days after March 1, 2012:

•	1,555,537 shares held by Master Account

•	212,722 shares held by Capital Partners (100)

•	1,692,551 shares held by Institutional Partners II

•	4,264,053 shares held by Institutional Partners IIA

•	12,088,849 shares of common stock that can be obtained by the following entities upon exercise of warrants:

•	2,704,898 shares held by Master Account

•	368,479 shares held by Capital Partners (100)

•	2,561,720 shares held by Institutional Partners II

•	6,453,752 shares held by Institutional Partners IIA

•	7,000 shares of common stock that can be obtained by Dr. Rachesky upon the exercise of currently vested stock options at a price of $3.76 per share

•	7,000 shares of common stock that can be obtained by Dr. Rachesky upon the exercise of currently vested stock options at a price of $3.79 per share

•	50,000 shares of common stock that can be obtained by Dr. Rachesky upon the exercise of currently vested stock options at a price of $0.93 per share.

•	13,333 shares of common stock that can be obtained by Dr. Rachesky upon the exercise of currently vested stock options at a price of $1.20 per share.

MHR Advisors LLC (“Advisors”) is the general partner of each of Master Account and Capital Partners (100), and, in such capacity, may be deemed to beneficially own the shares of common stock held for the accounts of each of Master Account and Capital Partners (100). MHR Institutional Advisors II LLC (“Institutional Advisors II”) is the general partner of each of Institutional Partners II and Institutional Partners IIA, and, in such capacity, may be deemed to beneficially own the shares of common stock held for the accounts of each of Institutional Partners II and Institutional Partners IIA. MHR Fund Management LLC (“Fund Management”) is a Delaware limited liability company that is an affiliate of and has an investment management agreement with Master Account, Capital Partners (100), Institutional Partners II and Institutional Partners IIA, and other affiliated entities, pursuant to which it has the power to vote or direct the vote and to dispose or to direct the disposition of the shares of common stock held by such entities and, accordingly, Fund Management may be deemed to beneficially own the shares of common stock held for the account of each of Master Account, Capital Partners (100), Institutional Partners II and Institutional Partners IIA. Dr. Rachesky is the managing member of Advisors, Institutional Advisors II, and Fund Management, and, in such capacity, may be deemed to beneficially own the shares of common stock held for the accounts of each of Master Account, Capital Partners (100), Institutional Partners II and Institutional Partners IIA.

(d)	This number consists of (i) 7,724,863 shares of common stock that can be obtained by Master Account, Capital Partners (100), Institutional Partners II and Institutional Partners IIA upon conversion of the Convertible Notes, (ii) 12,088,849 shares of common stock that can be obtained by Master Account, Capital Partners (100), Institutional Partners II and Institutional Partners IIA upon exercise of warrants, (iii) 77,333 shares of common stock that can be obtained by Dr. Rachesky upon the exercise of currently vested stock options.

(e)	On February 28, 2011, Michael R. Garone was appointed as Interim Chief Executive Officer of the Company.

Principal Holders of Common Stock

The following table sets forth information regarding beneficial owners of more than five (5%) percent of the outstanding shares of Common Stock as of March 1, 2012:

Name and Address	Number of Shares Beneficially Owned		Percent Of Class(a)
Bai Ye Feng 16A Li Dong Building No.9 Li Yuen Street East Central, Hong Kong	6,184,389	(b)	9.87%
Mark H. Rachesky, M.D. and various affiliated funds 40 West 57th Street, 24th Floor New York, NY 10019	38,374,708	(c)	47.6%

(a)	Applicable percentage ownership is based on 60,687,478 shares of Common Stock outstanding as of March 1, 2012. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options, warrants or convertible notes held by that person that are currently exercisable or convertible into Common Stock or will become exercisable or convertible into Common Stock within 60 days after March 1, 2012 are deemed outstanding, while such shares are not deemed outstanding for purposes of computing percentage ownership of any other person.

(b)	Information based on Mr. Feng’s Schedule 13-G/A filed with the SEC on February 14, 2012. Mr. Feng beneficially owns an aggregate of 6,184,389 shares of common stock, consisting of 3,908,738 shares of common stock held by Mr. Feng, warrants to purchase up to 1,981,651 shares of common stock held by Mr. Feng, and 294,000 shares of common stock owned of record by Lighthouse Consulting Limited, a Hong Kong company of which Mr. Feng is a principal and therefore may be deemed to be a beneficial holder of such shares.

(c)	Please refer to footnote “c” in the table under “Directors and Executive Officers” (above).

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee operates under a written charter adopted by the Board of Directors. The Compensation Committee charter can be found on our website at www.emisphere.com. The contents of our website are not incorporated herein by reference and the website address provided in this annual report is intended to be an inactive textual reference only.

The Compensation Committee is responsible for the consideration of stock plans, performance goals and incentive awards, and the overall coverage and composition of the compensation arrangements related to executive officers. The Compensation Committee may delegate any of the foregoing duties and responsibilities to a subcommittee of the Compensation Committee consisting of not less than two members of the committee. The Compensation Committee has the authority to retain, at the expense of the Company, such outside counsel, experts and other advisors as deemed appropriate to assist it in the full performance of its functions. The Company’s Chief Executive Officer is involved in making recommendations to the Compensation Committee for compensation of Executive Officers (except for himself) as well as recommending compensation levels for directors.

Our executive compensation program is administered by the Compensation Committee of the Board of Directors. The Compensation Committee, which is composed of non-employee independent directors, is responsible for reviewing with Company management and approving compensation policy and all forms of compensation for executive officers and directors in light of the Company’s current business environment and the Company’s strategic objectives. In addition, the Compensation Committee acts as the administrator of the Company’s stock option plans. The Compensation Committee’s practices include reviewing and establishing executive officers’ compensation to ensure that base pay and incentive compensation are competitive to attract and retain qualified executive officers, and to provide incentive systems reflecting both financial and operating performance, as well as an alignment with stockholder interests. These policies are based on the principle that total compensation should serve to attract and retain those executives critical to the overall success of Emisphere and should reward executives for their contributions to the enhancement of stockholder value.

The Compensation Committee oversees risk management as it relates to our compensation plans, policies and practices in connection with structuring our executive compensation programs and reviewing our incentive compensation programs for other employees. The committee considered risk when developing our compensation programs and believes that the design of our current compensation programs do not encourage excessive or inappropriate risk taking. Our base salaries provide competitive fixed compensation, while annual cash bonuses and equity-based awards encourage long-term consideration rather than short-term risk taking.

The Compensation Committee has reviewed the Compensation Discussion and Analysis presented herein under “Compensation Plans” with the management of the Company. Based on that review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Form 10-K and Proxy Statement of the Company.

The Members of the Compensation Committee

Michael Weiser, M.D., Ph.D. (Chairman)

Mark H. Rachesky, M.D.

AUDIT COMMITTEE REPORT

The Audit Committee operates under a written charter adopted by the Board of Directors. The Audit Committee has reviewed the relevant standards of the Sarbanes-Oxley Act of 2002, the rules of the SEC, and the corporate governance listing standards of the NASDAQ Listing Rules regarding committee policies. The committee intends to further amend its charter, if necessary, as the applicable rules and standards evolve to reflect any additional requirements or changes. The updated Audit Committee charter can be found on our website at www.emisphere.com. The contents of our website are not incorporated herein by reference and the website address provided in this Proxy Statement is intended to be an inactive textual reference only.

The Audit Committee is currently comprised of John D. Harkey, Jr. (chairman), Timothy G. Rothwell, who was appointed to the Committee on January 6, 2010, and Michael Weiser, M.D. All of the members of the Audit Committee are independent within the meaning of Rule 4200 of the NASDAQ Listing Rules. The Board of Directors has determined that John D. Harkey, Jr. is an “Audit Committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K.

On January 6, 2010, with the approval of the Audit Committee of the Company, the Company engaged McGladrey and Pullen, LLP (“M&P”) to act as its independent registered public accounting firm. During the year ended December 2009, and in the subsequent interim periods through January 5, 2012, neither the Company nor anyone acting on its behalf had consulted with M&P on any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Management has primary responsibility for the Company’s financial statements and the overall reporting process, including the Company’s system of internal control over financial reporting. M&P, the Company’s independent registered public accountants, audit the annual financial statements prepared by management, express an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the Company in conformity with accounting principles generally accepted in the United States, and report on internal control over financial reporting. M&P reports to the Audit Committee as members of the Board of Directors and as representatives of the Company’s stockholders.

The Audit Committee meets with management periodically to consider the adequacy of the Company’s internal control over financial reporting and the objectivity of its financial reporting. The Audit Committee discusses these matters with the appropriate Company financial personnel. In addition, the Audit Committee has discussions with management concerning the process used to support certifications by the Company’s Chief Executive Officer and Chief Financial Officer that are required by the SEC and the Sarbanes-Oxley Act to accompany the Company’s periodic filings with the SEC.

On an as needed basis, the Audit Committee meets privately with M&P. The Audit Committee also appoints the independent registered public accounting firm, approves in advance their engagements to perform audit and any non-audit services and the fee for such services, and periodically reviews their performance and independence from management. In addition, when appropriate, the Audit Committee discusses with M&P plans for the audit partner rotation required by the Sarbanes-Oxley Act.

Pursuant to its charter, the Audit Committee assists the board in, among other things, monitoring and reviewing (i) our financial statements, (ii) our compliance with legal and regulatory requirements and (iii) the independence, performance and oversight of our independent registered public accounting firm. Under the Audit Committee charter, the Audit Committee is required to make regular reports to the board.

During the 2011 Fiscal Year, the Audit Committee of the Board of Directors reviewed and assessed:

•

the quality and integrity of the annual audited financial statements with management, including issues relating to accounting and auditing principles and practices, as well as the adequacy of internal controls, and compliance with regulatory and legal requirements;

•	the qualifications and independence of the independent registered public accounting firm; and

•

management’s, as well as the independent auditor’s, analysis regarding financial reporting issues and judgments made in connection with the preparation of our financial statements, including those prepared quarterly and annually, prior to filing our quarterly reports on Form 10-Q and annual report on Form 10-K.

The Audit Committee has reviewed the audited financial statements and has discussed them with both management and M&P, the independent registered public accounting firm. The Audit Committee has discussed with the independent auditors matters required to be discussed by the applicable Auditing Standards as periodically amended (including significant accounting policies, alternative accounting treatments and estimates, judgments and uncertainties). In addition, the independent auditors provided to the Audit Committee the written disclosures required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit Committee concerning independence, and the Audit Committee and the independent auditors have discussed the auditors’ independence from the Company and its management, including the matters in those written disclosures. The Audit Committee also received reports from M&P regarding all critical accounting policies and practices used by the Company, any alternative treatments of financial information used, generally accepted accounting principles that have been discussed with management, ramifications of the use of alternative treatments and the treatment preferred by M&P and other material written communications between M&P and management, including management letters and schedules of adjusted differences.

In making its decision to select M&P as Emisphere’s independent registered public accounting firm for 2011, the Audit Committee considered whether the non-audit services provided by M&P are compatible with maintaining the independence of M&P.

Based upon the review and discussions referenced above, the Audit Committee, as comprised at the time of the review and with the assistance of the Company’s Chief Financial Officer, recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011 and be filed with the SEC.

The Members of the Audit Committee

Timothy G. Rothwell (Chairman)

John D. Harkey, Jr.

Michael Weiser, M.D.

INDEPENDENT AUDITOR FEES

The following table presents fees for professional audit services rendered by M&P for the audit of our annual financial statements for the years ended December 31, 2011 and December 31, 2010, respectively, and fees billed for other services rendered by M&P during the respective periods.

Type of Fees	2011	2010
Audit Fees(1)	$243,400	$231,000
Audit-Related Fees(2)	42,500	8,000
Tax Fees(3)	—	23,300

	$285,900	$262,300

(1)	Audit fees for 2011 and 2010 were for professional services rendered for the audit of the Company’s financial statements for the fiscal year, including attestation services required under Section 404 of the Sarbanes-Oxley Act of 2002, and reviews of the Company’s quarterly financial statements included in its Form 10-Q filings.

(2)	Audit related fees are for services related to our registration statement on Form S-1.

(3)	Tax consulting fees.

The Audit Committee has determined that the non- audit services provided by M&P during 2011 did not impair their independence. All decisions regarding selection of independent registered public accounting firm and approval of accounting services and fees are made by our Audit Committee in accordance with the provisions of the Sarbanes-Oxley Act of 2002 and related SEC rules.

The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm; these services may include audit services, audit related services, tax services and other services. The committee has adopted a policy for the pre-approval of services provided by the independent registered public accounting firm, where pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. For each proposed service, the independent auditor is required to provide detailed communication at the time of approval. The committee may delegate pre-approval authority to one or more of its members, who must report same to the Committee members at the next meeting. The Audit Committee, after discussion with M&P, agreed that any additional audit or tax service fees could be paid by us, subject to the pre-approval of the Audit Committee chairman.

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary —

The discussion that follows outlines the compensation awarded to, earned by or paid to the named executive officers of the Company including a review of the principal elements of compensation, the objectives of the Company’s compensation program, what the program is designed to reward and why and how each element of compensation is determined.

In general, the Company operates in a marketplace where competition for talented executives is significant. The Company is engaged in the long-term development of its technology and of drug candidates, without the benefit of significant current revenues, and therefore its operations require it to raise capital in order to continue its activities. Our operations entail special needs and risks and require that the Company attempt to implement programs that promote strong individual and group performance and retention of excellent employees. The Company’s compensation program for named executive officers consists of cash compensation as base salary, medical, basic life insurance, long term disability, flexible spending accounts, paid time off, and defined contribution retirement plans as well as long term equity incentives offered through stock option plans. This program is developed in part by benchmarking against other companies in the biotechnology/pharmaceutical sectors, as well as by the judgment and discretion of our Board of Directors.

Employee salaries are benchmarked against Radford survey information. Radford is part of the Aon family brands. For more than 30 years, Radford has been a leading provider of compensation market intelligence to the high-tech and life sciences industries. Radford emphasizes data integrity and online access to data, tools and resources, as well as client service geared towards life sciences. Radford includes more than 2,000 participating companies globally. Their services offer full compensation consulting, reliable, current data analysis and reporting, customized data for competitive insight, and web access to data via the Radford Network.

Discussion and Analysis —

Objectives of the compensation and reward program — The biopharmaceutical marketplace is highly competitive and includes companies with far greater resources than ours. Our work involves the difficult, unpredictable, and often slow development of our technology and of drug candidates. Continuity of scientific knowledge, management skills, and relationships are often critical success factors to our business. The objectives of our compensation program for named executive officers is to provide competitive cash compensation, competitive health, welfare and defined contribution retirement benefits as well as long-term equity incentives that offer significant reward potential for the risks assumed and for each individual’s contribution to the long-term performance of the Company. Individual performance is measured against long-term strategic goals, short-term business goals, scientific innovation, regulatory compliance, new business development, development of employees, fostering of teamwork and other Emisphere values designed to build a culture of high performance. These policies and practices are based on the principle that total compensation should serve to attract and retain those executives critical to the overall success of Emisphere and are designed to reward executives for their contributions toward business performance that is designed to build and enhance stockholder value.

Elements of compensation and how they are determined — The key elements of the executive compensation package are base salary (as determined by the competitive market and individual performance), the executive long term disability plan and other health and welfare benefits and long-term incentive compensation in the form of periodic stock option grants. The base salary (excluding payment for accrued but unused vacation) for the named Executive Officers for 2010 ranged from $241,374 for its Vice President and Chief Financial Officer to $550,000 for its President and Chief Executive Officer. In determining the compensation for each named Executive Officer, the Company generally considers (i) data from outside studies and proxy materials regarding compensation of executive officers at companies believed to be comparable, (ii) the input of other directors and the President and Chief Executive Officer (other than for his own compensation) regarding individual performance of each named executive officer and (iii) qualitative measures of Emisphere’s performance, such as progress in the development of the Company’s technology, the engagement of corporate partners for the commercial development and marketing of products, effective corporate governance, fiscal responsibility, the success of Emisphere in raising funds necessary to conduct research and development, and the pace at which the Company continues to advance its technologies in various clinical trials. Our board of directors and Compensation Committee’s consideration of these factors is subjective and informal. However, in general, it has determined that the compensation for executive officers should be competitive with market data reflected within the 50th-75th percentile of biotechnology companies for corresponding senior executive positions. Compensation levels for 2009 were derived from the compensation plan set in 2006 and were based in part by information received from executive compensation consultants, Pearl Myer and Partners, based in New York, N.Y. Compensable factors benchmarked include market capitalization, head count and location. While the Company has occasionally paid cash bonuses in the past, there is no consistent annual cash bonus plan for named executive officers. When considering the compensation of the Company’s President and Chief Executive Officer, the Company receives information and analysis prepared or secured by the Company’s outside executive compensation experts and survey data prepared by human resources management personnel as well as any additional outside information it may have available. In addition, the board of directors and Compensation Committee of the Company considered the approval by our stockholders, on an advisory basis, of the compensation of our named executive officers at our most recent annual meeting of stockholders on May 24, 2011 in determining that our executive compensation is in line with our competitive position in the marketplace and appropriately designed to reward executives for their contributions toward overall business performance that ultimately enhances stockholder value.

The compensation program also includes periodic awards of stock options. The stock option element is considered a long-term incentive that further aligns the interests of executives with those of our stockholders and rewards long-term performance and the element of risk. Stock option awards are made at the discretion of the Board of Directors based on its subjective assessment of the individual contribution of the executive to the attainment of short and long-term Company goals, such as collaborations with partners, attainment of successful milestones under such collaborations and other corporate developments which advance the progress of our technology and drug candidates. Option grants, including unvested grants, for our named executive officers range from 115,000 for our current Vice President, Chief Financial Officer and Corporate Secretary; Vice President of Non-Clinical Development and Applied Biology; and Vice President, Strategy and Development, to 1,600,000 for President and Chief Executive Officer as indicated in the accompanying tables. Stock option grants to named executive officers in 2011 were made in connection with the annual compensation review. With the exception of grants made to the Company’s former President and Chief Executive Officer, Michael V. Novinski, (described in “Transactions with Related Persons” below), the Company’s policy with respect to stock options granted to executives is that grant prices should be equal to the fair market value of the common stock on the date of grant, that employee stock options should generally vest over a three to five-year period and expire in ten years from date of grant, and that options previously granted at exercise prices higher than the current fair market value should not be re-priced. Once performance bonuses or awards are issued, there are currently no policies in place to reduce, restate or otherwise adjust awards if the relevant performance measures on which they are based are restated or adjusted. The Company has no policy to require its named executive officers to hold any specific equity interest in the Company. The Company does not offer its named executive officers any nonqualified deferred compensation, a defined benefit pension program or any post retirement medical or other benefits.

Section 162(m) of the Internal Revenue Code of 1986, as amended, provides that compensation in excess of $1,000,000 paid to the Chief Executive Officer or to any of the other four most highly compensated executive officers of a publicly held company will not be deductible for federal income tax purposes, unless such compensation is paid pursuant to one of the enumerated exceptions set forth in Section 162(m). The Company’s primary objective in designing and administering its compensation policies is to support and encourage the achievement of the Company’s long-term strategic goals and to enhance stockholder value. In general, stock options granted under the Company’s 2000 Plan and 2007 Plan are intended to qualify under and comply with the “performance based compensation” exemption provided under Section 162(m) thus excluding from the Section 162(m) compensation limitation any income recognized by executives at the time of exercise of such stock options. Because salary and bonuses paid to our Chief Executive Officer and four most highly compensated executive officers have been below the $1,000,000 threshold, the Compensation Committee has elected, at this time, to retain discretion over bonus payments, rather than to ensure that payments of salary and bonus in excess of $1,000,000 are deductible. The Compensation Committee intends to review periodically the potential impacts of Section 162(m) in structuring and administering the Company’s compensation programs.

Summary Compensation Table — 2011, 2010 and 2009

The following table sets forth information regarding the aggregate compensation Emisphere paid during 2011, 2010 and 2009 to our Principal Executive Officer, our Principal Financial Officer, and the two other highest paid Executive Officers:

Name and Principal Position(1)	Year	Salary ($)	Bonus ($)		Stock Awards ($)	Option Awards ($)(2)	All Other Compensation ($)		Total ($)
Michael V. Novinski (6), President and CEO	2011 2010 2009	119,872 550,000 550,000	300,000 — —	(3)	— — —	— 312,175 239,759	3,000 18,000 18,000	(4) (4) (4)	422,872 880,175 807,759
Michael R. Garone, Interim Chief Executive Officer, Chief Financial Officer and Corporate Secretary(7)	2011 2010 2009	243,214 241,374 234,313	— — —		— — —	27,600 19,445 10,642	— — —		270,814 260,819 244,955
M. Gary I. Riley DVM, PhD, VP of Non-Clinical Development and Applied Biology(5)	2011 2010 2009	280,225 278,104 269,969	— — —		— — —	18,400 19,445 10,642	— — 8,000	(5)	298,625 297,549 279,011
Nicholas J. Hart, VP, Strategy and Development(8)	2011 2010 2009	100,961 249,657 242,880	— — —		— — —	— 19,445 10,642	— — —		100,961 269,102 253,522

(1)	Only one individual other than the Principal Financial Officer served as an Executive Officer at the end of fiscal year 2011. As a result, the named executive officers, as defined in Regulation S-K, Item 402(a)(3), of the Company are as follows: Mr. Garone and Mr. Riley.

(2)	Amounts shown in this column represent the aggregate grant date fair value of stock option awards granted during the respective year computed in accordance with Financial Accounting Standards Board ASC Topic 718. This compares to prior years, during which amounts in these columns have represented the expensed accounting value of such awards. For assumptions used in the valuation of these awards please see Note 12 to our Financial Statements for the fiscal year ended December 31, 2011.

(3)	Mr. Novinski was paid a bonus in 2011 for performance in 2009 and for the successful completion of a financing during 2009 which had previously been deferred in accordance with the terms of his employment contract.

(4)	All other compensation for Mr. Novinski represents an allowance for the use of a personal automobile in accordance with the terms of his employment contract.

(5)	All other compensation for Mr. Riley represents payments for relocation expenses.

(6)	On February 28, 2011, Michael V. Novinski resigned as a director of the Company and from his position as President and Chief Executive Officer of the Company.

(7)	On February 28, 2011, Michael R. Garone was appointed as Interim Chief Executive Officer of the Company.

(8)	On May 3, 2011, Nicholas Hart resigned from his position as VP, Strategy and Development of the Company.

Grants of Plan-Based Awards — 2011

The following table sets forth information regarding grants of plan-based awards in 2011:

	All Other
Name	Grant Date	Option Awards: Number of Securities Underlying Options (#)		Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Option Awards
Michael R. Garone, VP, Interim Chief Executive Officer, Chief Financial Officer and Corporate Secretary(1)	7/15/2011	30,000	(2)	$0.92	27,600
M. Gary I. Riley DVM, PhD. VP, Non-Clinical Development and Applied Biology	7/15/2011	20,000	(3)	$0.92	18,400

(1)	On February 28, 2011, Michael R. Garone was appointed as Interim Chief Executive Officer of the Company.

(2)	7,500 exercisable as of 7/15/2012 and 7/15/2013, respectively and 15,000 exercisable as of 7/15/2014

(3)	5,000 exercisable as of 7/15/2012 and 7/15/2013, respectively and 10,000 exercisable as of 7/15/2014

Outstanding Equity Awards at Fiscal Year-End — 2011

The following table sets forth information as to the number and value of unexercised options held by the Executive Officers as of December 31, 2011. There are no outstanding stock awards with executive officers:

Name	Number of Shares Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Unearned Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Michael R. Garone, VP,	60,000	15,000	(1)		$4.03	8/29/2017
Interim Chief Executive Officer,	10,000	5,000	(2)	—	$0.62	4/12/2019
Chief Financial Officer	5,000	15,000	(3)	—	$1.25	1/19/2020
and Corporate Secretary	—	30,000	(4)	—	$0.92	7/15/2021
M. Gary I. Riley DVM,	75,000	—			$4.02	11/6/2017
PhD. VP, Non-Clinical	10,000	5,000	(2)	—	$0.62	4/12/2019
Development and Applied Biology	5,000	15,000	(3)	—	$1.25	1/19/2020
	—	20,000	(5)	—	$0.92	7/15/2021
Michael V. Novinski(6),	500,000	—		—	$3.19	4/6/2017
President and CEO	500,000	—		—	$6.38	4/6/2017
	300,000	—		—	$0.93	5/15/2019
	200,000	100,000	(1)	—	$1.34	3/10/2020

(1)	15,000 exercisable as of 8/29/2012,

(2)	10,000 exercisable as of 4/12/2012

(3)	5,000 exercisable as of 1/19/2012 and; 10,000 exercisable as of 1/19/2013

(4)	7,500 exercisable as of 7/15/2012 and 7/15/2013, respectively and 15,000 exercisable as of 7/15/2014

(5)	5,000 exercisable as of 7/15/2012 and 7/15/2013, respectively and 10,000 exercisable as of 7/15/2014

(6)	On February 28, 2011, Michael V. Novinski resigned as a director of the Company and from his position as President and Chief Executive Officer of the Company. In accordance with the terms of the Separation Agreement entered into on February 25, 2011, Mr. Novinski may exercise his vested stock options through April 6, 2012

Option Exercises and Stock Vested — 2011

There were no stock options exercised by Executive Officers during 2011.

TRANSACTIONS WITH RELATED PERSONS

Employment Agreements and Potential Payments Upon Termination or Change-in-Control

Employment Agreement with Michael V. Novinski, Former President and Chief Executive Officer

On April 6, 2007, the Company entered into an employment agreement with Michael V. Novinski, setting forth the terms and conditions of his employment as President and Chief Executive of the Company (the “Novinski Employment Agreement”). The Novinski Employment Agreement was for a term of three years, renewable annually thereafter. Effective February 25, 2011, the Company and Mr. Novinski mutually agreed not to renew the Novinski Employment Agreement, and Mr. Novinski resigned his employment with the Company. Under the Novinski Employment Agreement, Mr. Novinski received a base salary of $550,000 per year, less applicable local, state and federal withholding taxes. Mr. Novinski was also granted options to purchase 1,000,000 shares of the Company’s common stock; the exercise price for 500,000 of the shares was $3.19, the fair market value of the common stock on the date of grant, and the exercise price for the remaining 500,000 shares is equal to two times the fair market value of the common stock on the date of grant. At December 31, 2010, options to purchase 1,000,000 shares were vested. In addition, he was eligible for an annual cash bonus up to $550,000 (based on a full calendar year). In view of the Company’s current liquidity constraints, the Committee determined, and Mr. Novinski agreed, that he would be paid a $150,000 cash bonus pursuant to his employment agreement with the Company in respect of the Company’s 2009 fiscal year (the “2009 Performance Bonus”); additionally Mr. Novinski received a one-time grant of options to purchase 300,000 shares in connection with his compensation for 2009. However, given the Company’s current liquidity constraints at that time, the Compensation Committee, with the consent of Mr. Novinski, agreed to defer the payment of the cash bonus until such time as the Company’s liquidity has stabilized and it has sufficient funding to pay it. The Committee also determined that Mr. Novinski would be paid a special one-time cash bonus of $150,000 in connection with the successful completion of a financing during 2009 (the “2009 Financing Bonus”). However, in light of the Company’s current liquidity constraints, Mr. Novinski and the Company also agreed to defer the payment of the $150,000 special cash bonus until such time as the Company’s liquidity has stabilized and it has sufficient funding to pay it.

In accordance with the Novinski Employment Agreement and the Separation and Release Agreement by and between the Company and Mr. Novinski dated as of February 25, 2011 (the “Separation Agreement”), the Company paid to Mr. Novinski the 2009 Performance Bonus and the 2009 Financing Bonus, accrued but unpaid vacation benefits, and the Company also agreed to pay its portion of Mr. Novinski’s COBRA health benefits for a certain period of time as further set forth therein. Mr. Novinski owns incentive stock options to purchase an aggregate of 1,600,000 shares of common stock, of which 1,500,000 have vested. The Separation Agreement also provides that Mr. Novinski’s 100,000 unvested stock options will continue to vest in accordance with Mr. Novinski’s underlying option agreements and that Mr. Novinski may exercise his vested stock options through April 6, 2012. Under the terms of the Separation Agreement, Mr. Novinski has agreed to provide consulting services to the Company for a period of 18 months and has also agreed to release the Company and certain affiliated parties from all claims and liabilities under federal and state laws arising from his relationship with the Company.

Agreement with M. Gary I. Riley, Vice President on Non-Clinical Development and Applied Biology

The Company has an agreement with M. Gary I. Riley (the “Riley Employment Agreement”) by which, in the event that there is a Change in Control (as defined in the Riley Employment Agreement) during Mr. Riley’s first twenty-four months of employment at Emisphere resulting in termination of employment during such twenty-four month period, a severance amount, equivalent to one year’s base salary (excluding bonus and relocation assistance), will be provided to the executive. In the event there is a Change in Control after Mr. Riley’s first twenty-four months of employment, a severance amount, equivalent to six month’s base salary, will be provided to him.

In addition, in the event that there is a Change in Control during Mr. Riley’s employment at Emisphere resulting in termination of employment, he shall receive, in addition to the options already vested and subject to approval by the Board of Directors, immediate vesting of all remaining options as set forth in the Plan.

Transactions with MHR

Mark H. Rachesky, M.D. is a director and member of the Company’s compensation committee and its governance and nominating committee. Dr. Rachesky is also the managing member of (i) MHR Advisors LLC (“Advisors”), which is the general partner of MHR Capital Partners Master Account LP (“Master Account”) and MHR Capital Partners (100) LP (“Capital Partners 100”); (ii) MHR Intuitional Advisors II LLC (“Institutional Advisors II”), which is the general partner of MHR Institutional Partners II LP (“Institutional Partners II”) and MHR Institutional Partners IIA LP (“Institutional Partners IIA”); and (iii) MHR Fund Management LLC, (“Fund Management” and, together with Advisors, Institutional Advisors II, Master Account, Capital Partners 100, Institutional Partners II, and Institutional Partners IIA, “MHR”) which is an affiliate of and has an investment management agreement with Master Account, Capital Partners 100, Institutional Partners II, and Institutional Partners IIA. In each of the transactions below with MHR that occurred during 2009, 2010, or 2011, the Company was advised by an independent committee of the Company’s Board of Directors.

August 2009 Financing

On August 19, 2009, the Company entered into a Securities Purchase Agreement with MHR to sell 6,015,037 shares of common stock and warrants to purchase 3,729,323 shares of common stock for gross proceeds of $4,000,000. Each unit, consisting of one share of common stock and a warrant to purchase 0.62 of a share of common stock, was sold for a purchase price of $0.665. The warrants to purchase additional shares are exercisable at an exercise price of $0.70 per share and will expire on August 21, 2014. For a more detailed discussion, please see Notes 8 and 9 to our Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2011.

June 2010 Notes and Warrants

In connection with the Company’s agreement with Novartis entered in June 2010 (the “Novartis Agreement”) the Company, Novartis and MHR entered into a non-disturbance agreement (the “Non-Disturbance Agreement”), pursuant to which MHR agreed to limit certain rights and courses of action that it would have available to it as a secured party under its Senior Secured Term Loan Agreement and Pledge and Security Agreement with the Company (collectively, the “Loan and Security Agreement”). Additionally, Novartis and MHR entered into a license agreement pursuant to which MHR agreed to grant a license to Novartis upon the occurrence of certain events and subject to satisfaction of certain conditions. MHR also consented to the Company entering into the Novartis Agreement, which consent was required under the Loan and Security Agreement, and agreed to enter into a agreement comparable to the Non-Disturbance Agreement at some point in the future in connection with another potential Company transaction (the “Future Transaction Agreement”). For a more detailed discussion, please see Notes 8 and 9 to our Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2011.

In consideration of the agreements and consent provided by MHR described in the foregoing paragraph, the Company entered into an agreement with MHR (the “MHR Letter Agreement”) pursuant to which the Company agreed to reimburse MHR for its legal expenses incurred up to $500,000 in connection with the agreements entered into in connection with the Novartis transaction and up to $100,000 in connection with the Future Transaction Agreement. These reimbursements were paid in the form of non-interest bearing promissory notes for $500,000 and $100,000 issued to MHR on June 4, 2010. Pursuant to the MHR Letter Agreement, the Company also granted to MHR warrants to purchase 865,000 shares of its common stock, with an exercise price of $2.90 per share and an expiration date of August 21, 2014. For a more detailed discussion, please see Notes 8 and 9 to our Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2011.

July 2010 Promissory Notes

On July 29, 2010, in consideration for $500,000 in bridge financing funds provided to the Company, we issued to MHR promissory notes with an aggregate principal amount of $525,000 (the “July 2010 MHR Notes”). The July 2010 MHR Notes provided for an interest rate of 15% per annum, and were due and payable on October 27, 2010. During the quarter ended September 30, 2010, certain conditions caused the maturity date of the July 2010 MHR Notes to accelerate, and the July 2010 MHR Notes were accordingly paid off. See Note 8 to our Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2011 for further discussion.

August 2010 Financing

On August 25, 2010, the Company entered into a securities purchase agreement with MHR (the “August 2010 MHR Financing”) pursuant to which the Company agreed to sell an aggregate of 3,497,528 shares of its common stock and warrants to purchase a total of 2,623,146 additional shares of its common stock for total gross proceeds of $3,532,503. Each unit, consisting of one share of common stock and a warrant to purchase 0.75 shares of common stock, was sold at a purchase price of $1.01. The warrants to purchase additional shares are exercisable at a price of $1.26 per share and will expire on August 26, 2015. On the same date, the Company also entered into a securities purchase agreement with certain institutional investors to sell common stock and warrants for total gross proceeds of $3,532,503 (collectively, with the August 2010 MHR Financing, the “August 2010 Financing”).

In connection with the August 2010 Financing, the Company entered into a waiver agreement with MHR, pursuant to which MHR waived certain anti-dilution adjustment rights under its 11% senior secured notes (the “MHR Convertible Notes”) and warrants issued by the Company to MHR in September 2006 that would otherwise have been triggered by the financings described above. As consideration for such waiver, the Company issued to MHR a warrant to purchase 975,000 shares of common stock and agreed to reimburse MHR for 50% of its legal fees up to a maximum reimbursement of $50,000. The terms of such warrant are identical to the warrants issued to MHR in the August 2010 MHR Financing transaction described above. For further discussion, see Notes 8 and 9 to our Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2011.

July 2011 Financing

On June 30, 2011, the Company entered into a purchase agreement with MHR, pursuant to which, on July 6, 2011, it sold an aggregate of 4,300,438 shares of its common stock and warrants to purchase a total of 3,010,307 shares of its common stock for gross proceeds, before deducting fees and expenses and excluding the proceeds, if any, from the exercise of the MHR Warrants of $3,749,981.94. As part of the July 2011 Financing, the Company entered into the a waiver agreement with MHR, pursuant to which MHR waived certain anti-dilution adjustment rights under the MHR Convertible Notes and certain warrants issued by the Company to MHR that would otherwise have been triggered by the financing with other institutional investors described above. As consideration for such waiver, the Company issued to MHR warrants to purchase 795,000 shares of common stock and agreed to reimburse MHR for up to $25,000 of its legal fees. Each unit, consisting of one share of common stock and a warrant to purchase 0.7 shares of common stock, were sold at a purchase price of $0.872. The warrants are exercisable at an exercise price of $1.09 per share and will expire July 6, 2016.

Ongoing Obligations Under Convertible Notes and Warrants

The MHR Convertible Notes contain provisions related to anti-dilution and redemption rights. In addition, MHR has certain rights regarding election of directors, participation in future equity financings and other related matters, which rights are set forth in the Company’s certificate of incorporation and bylaws, as amended. Additionally, the Company issued warrants to purchase common stock to MHR in 2006 and 2007, which are still outstanding. These warrants provide for anti-dilution protection, and the fair value of the warrants is estimated at the end of each quarterly reporting period using Black-Scholes models. See Notes 8 and 9 to our Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2011 for a further discussion of MHR’s rights under the MHR Convertible Notes and warrants.

Transaction with Bai Ye Feng

Bai Ye Feng has been the beneficial owner of more than five (5%) percent of the outstanding shares of Common Stock since the August 2010 Financing. In the July 2011 Financing, Mr. Feng purchased 688,073 shares of Common Stock and warrants to purchase 481,651 shares of Common Stock, for an aggregate purchase price of $600,000. The warrants are exercisable at an exercise price of $1.09 per share and will expire July 6, 2016. The total dollar amount of the July 2011 Financing was $3,749,982.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act, and the rules of the SEC require our directors, Executive Officers and persons who own more than 10% of common stock to file reports of their ownership and changes in ownership of common stock with the SEC. Our employees sometimes prepare these reports on the basis of information obtained from each director and Executive Officer. Based on written representations of the Company’s directors and Executive Officers and on confirmation that no Form 5 was required to be filed, we believe that all reports required by Section 16(a) of the Exchange Act to be filed by its directors, Executive Officers and greater than ten (10%) percent owners during the last fiscal year were filed on time.

RELATED PARTY TRANSACTION APPROVAL POLICY

In February 2007, our Board of Directors adopted a written related party transaction approval policy, which sets forth our Company’s policies and procedures for the review, approval or ratification of any transaction required to be reported in our filings with the SEC. The Company’s policy with regard to related party transactions is that all material transactions non-compensation related are to be reviewed by the Audit Committee for any possible conflicts of interest. The Compensation Committee will review all material transactions that are related to compensation. All related party transactions approved by either the Audit Committee or Compensation Committee shall be disclosed to the Board of Directors at the next meeting.

PROPOSAL 1: ELECTION OF DIRECTORS

(Item #1 on the Proxy Card)

Our Board of Directors is currently comprised of six (6) members and is divided into three classes with staggered terms so that the term of one class expires at each annual meeting of stockholders.

Each of our Class I Directors whose term is expiring at the Annual Meeting has been nominated by the Board of Directors for election at the Annual Meeting for a term expiring at the third succeeding annual meeting of stockholders after his election and until his successor is duly elected and qualified. At the recommendation of our governance and nominating committee, John D. Harkey, Jr. and Timothy G. Rothwell, have been nominated for election.

The Proxies given pursuant to this solicitation will be voted, unless authority is withheld, in favor of the Director Nominees. The Director Nominees have consented to be named and, if elected, to serve. In the event that a Director Nominee is unable or declines to serve as a director at the time of the Annual Meeting, the Proxies may be voted in the discretion of the persons acting pursuant to the Proxy for the election of other nominees. Proxies cannot be voted for a greater number of persons than the number of nominees named.

Voting

The Director Nominees receiving a plurality of the votes cast at the Annual Meeting will be elected as a director.

The Board of Directors deems the election of John D. Harkey, Jr. and Timothy G. Rothwell as directors for a term expiring at the third succeeding annual meeting of stockholders after their election (Class I Director) to be in the best interest of Emisphere and its stockholders and recommends a vote “FOR” their election.

Information Concerning Director Nominees, Continuing Directors and Executive Officers

Information regarding the Director Nominees, those directors serving unexpired terms, and our current Executive Officers, all of who are currently serving open-ended terms, including their respective ages, the year in which each first joined the Company and their principal occupations or employment during the past five years, is provided below:

Name	Age	Year Joined Emisphere	Position with the Company
Michael R. Garone (1)(2)	53	2007	Vice President, Interim Chief Executive Officer, Chief Financial Officer and Corporate Secretary
M. Gary I. Riley DVM, PhD	69	2007	Vice President of Non-Clinical Development and Applied Biology
John D. Harkey, Jr.	51	2006	Class I Director
Timothy McInerney	51	2012	Class II Director
Jacob M. Plotsker	44	2012	Class II Director
Mark H. Rachesky, M.D.	53	2005	Class III Director
Timothy G. Rothwell	61	2009	Class I Director
Michael Weiser, M.D.	49	2005	Class III Director

(1)	On February 28, 2011, Michael V. Novinski resigned as a director of the Company and from his position as President and Chief Executive Officer of the Company.

(2)	On February 28, 2011, Michael R. Garone was appointed as Interim Chief Executive Officer of the Company.

Michael R. Garone joined Emisphere in 2007 as Vice President and Chief Financial Officer. Mr. Garone has also served as the Company’s Corporate Secretary since October 2008. Mr. Garone previously served as Interim Chief Executive Officer and Chief Financial Officer of Astralis, Ltd. (OTCBB: ASTR.OB). Prior to that, Mr. Garone was with AT&T (NYSE: T) for 20 years, where he held several positions, including Chief Financial Officer of AT&T Alascom. Mr. Garone received an MBA from Columbia University and a BA in Mathematics from Colgate University. On February 28, 2011, Michael R. Garone was appointed as Interim Chief Executive Officer of the Company.

John D. Harkey, Jr. has been Director of the Company since April 2006. Mr. Harkey is Chairman and Chief Executive Officer of Consolidated Restaurant Operations, Inc. Mr. Harkey currently serves on the Board of Directors and Audit Committees of Loral Space & Communications, Inc. (NASDAQ:LORL), Energy Transfer Equity, LP (NYSE:ETE), Emisphere Technologies, Inc. (OTCQB:EMIS), serves on the Board of Directors of Leap Wireless International, Inc. (NASDAQ:LEAP), serves as Chairman of the Board of Regency Energy Partners, (NYSE: RGP), and serves on the Board of Directors of the Baylor Health Care System Foundation. He also serves on the President’s Development Council of Howard Payne University, the Executive Board of Circle Ten Council of the Boy Scouts of

America and is a member of the Young Presidents’ Organization. Mr. Harkey obtained a B.B.A. with honors in finance and a J.D. from the University of Texas at Austin and a M.B.A. from Stanford University School of Business. Mr. Harkey’s entrepreneurial background, his qualification as a financial expert, and his business and leadership experiences in a range of different industries make him an asset to our Board of Directors.

Timothy McInerney has been a Director of the Company since March 2012. Mr. McInerney is a principal at Two River and a Partner of Riverbank Capital Securities, Inc. From 1992 to March 2007, Mr. McInerney was a Managing Director of Paramount BioCapital, Inc. where he oversaw the overall distribution of Paramount’s private equity product. Prior to 1992, Mr. McInerney was a research analyst focusing on the biotechnology industry at Ladenburg, Thalman & Co. Prior to that, Mr. McInerney held equity sales positions at Bear Stearns & Co. and Shearson Lehman Brothers, Inc. Mr. McInerney also worked in sales and marketing for Bristol-Myers Squibb. Mr. McInerney is currently Chairman of the Board of Directors of Insite Vision, Inc. (OTCBB: INSV), and is a member of the Board of Directors of ZIOPHARM, Inc. (NASDAQ: ZIOP), and Edgemont Pharmaceuticals, LLC. He formerly served on the Board of Directors of Manhattan Pharmaceuticals, Inc. (OTCBB: TGTX). Mr. McInerney received his B.S. in pharmacy from St. John’s University at New York. He also completed a post-graduate residency at the New York University Medical Center in drug information systems. Mr. McInerney’s knowledge of the pharmaceutical industry and capital markets, and affiliations with the financial community make him an asset to our Board of Directors.

Jacob M. Plotsker has been a director of the Company since March 2012. Mr. Plotsker is currently Senior Director, Commercial Operations for Teva Pharmaceuticals Women’s Health Division. Prior to joining Teva in 2009, Mr. Plotsker was Senior Director, US and Global Marketing at Schering-Plough Corp (previously Organon BioSciences prior to being acquired by Schering-Plough Corp, which was subsequently acquired by Merck & Co., Inc.) where he was responsible for commercialization of marketed brands and launch strategy for brands in development. From 1990 to 2006, Mr. Plotsker served in various Finance and Marketing roles at Pfizer, Inc. including Director/Team Leader of the company’s Antifungal Franchise. From 1989 to 1990, Mr. Plotsker was an accountant at Deloitte & Touche. Mr. Plotsker holds a Bachelor of Arts degree in Accounting & Information Systems from Queens College of the City University of New York, a Master of Business Administration in Marketing and Finance from New York University—Stern School of Business, and completed the Executive Development Program in General Management at the University of Chicago—Booth School of Business. Mr. Plotsker is President of the Board of Directors of Sharsheret, a nonprofit 501(c)3 organization providing support and resources to young women living with breast cancer. Mr. Plotsker’s experiences in marketing and product commercialization in the pharmaceutical industry, and his affiliations with industry and healthcare related organizations make him an asset to our Board of Directors.

Mark H. Rachesky, M.D. has been a director of the Company since 2005. Dr. Rachesky is the co-founder and President of MHR Fund Management LLC and investment manager of various private investment funds that invest in inefficient market sectors, including special situation equities and distressed investments. Dr. Rachesky is currently the Non-Executive Chairman of the Board of Directors of Loral Space & Communications Inc. (NASDAQ:LORL), Lions Gate Entertainment Corp. (NYSE: LGF), Leap Wireless International, Inc. (NASDAQ: LEAP), and Telesat Canada, and is a member of the Board of Directors of Nationshealth, Inc. (formerly quoted on OTCBB:NHRX). He formerly served on the Board of Directors of Neose Technologies, Inc. (NASDAQ: NTEC). Dr. Rachesky is a graduate of Stanford University School of Medicine and Stanford University School of Business. Dr. Rachesky graduated from the University of Pennsylvania with a major in Molecular Aspects of Cancer. Dr. Rachesky’s extensive investing and financial background, his thorough knowledge of capital markets and his training as an M.D., make him an asset to our Board of Directors.

Timothy G. Rothwell, has been a director of the Company since November 2009. Mr. Rothwell is the former Chairman of Sanofi-Aventis U.S. From February 2007 to October 2009, Mr. Rothwell served as Chairman of Sanofi-Aventis U.S. From September 2004 to February 2007, Mr. Rothwell was President and Chief Executive Officer of that company, overseeing all domestic commercial operations as well as coordination of Industrial Affairs and Research and Development activities. From May 2003 to September 2004, Mr. Rothwell was President and Chief Executive Officer of Sanofi-Synthelabo, Inc. and was instrumental in the formation of Sanofi-Aventis U.S. in 2004. Prior to that, from January 1998 to May 2003, he served in various capacities at Pharmacia, including as President of the company’s Global Prescription Business. From January 1995 to January

1998, Mr. Rothwell served as worldwide President of Rhone-Poulenc Rorer Pharmaceuticals and President of the company’s Global Pharmaceutical Operations. In his long career, Mr. Rothwell has also served as Chief Executive Officer of Sandoz Pharmaceuticals, Vice President, Global Marketing and Sales at Burroughs Wellcome, and Senior Vice President of Marketing and Sales for the U.S. for Squibb Corporation. Mr. Rothwell holds a Bachelor of Arts from Drew University and earned his J.D. from Seton Hall University. He formerly served on the PhRMA Board of Directors, the Board of Directors of Agenus (NASDAQ: AGEN) and New American Therapeutics, as well as the Institute of Medicine’s Evidence-Based Medicine roundtable, the CEO Roundtable on Cancer, the Healthcare Businesswomen’s Association Advisory Board, the Board of Trustees for the Somerset Medical Center Foundation, the Board of Trustees for the HealthCare Institute of New Jersey, and as a Trustee of the Corporate Council for America’s Children at the Children’s Health Fund. Presently, he serves on the Board of Visitors for Seton Hall Law School, and the PheoPara Alliance, a nonprofit 501(c)3 organization. Mr. Rothwell’s broad business and leadership experiences in the pharmaceutical industry and his affiliations with industry, educational and healthcare related organizations make him an asset to our Board of Directors.

Michael Weiser, M.D., Ph.D. has been a director of the Company since 2005. Dr. Weiser is currently founder and co-chairman of Actin Biomed, a New York based healthcare investment firm advancing the discovery and development of novel treatments for unmet medical needs. Prior to joining Actin Biomed, Dr. Weiser was the Director of Research at Paramount BioCapital where he was responsible for the scientific, medical and financial evaluation of biomedical technologies and pharmaceutical products under consideration for development. Dr. Weiser completed his Ph.D. in Molecular Neurobiology at Cornell University Medical College and received his M.D. from New York University School of Medicine. He performed his post-graduate medical training in the Department of Obstetrics and Gynecology at New York University Medical Center. Dr. Weiser also completed a Postdoctoral Fellowship in the Department of Physiology and Neuroscience at New York University School of Medicine and received his B.A. in Psychology from University of Vermont. Dr. Weiser is a member of The National Medical Honor Society, Alpha Omega Alpha, American Society of Clinical Oncology, American Society of Hematology and Association for Research in Vision and Ophthalmology. In addition, Dr. Weiser has received awards for both academic and professional excellence and is published extensively in both medical and scientific journals. Dr. Weiser currently serves on the board of directors of Chelsea Therapeutics International, (NASDAQ: CHTP), and Ziopharm Oncology, Inc. (NASDAQ: ZIOP), as well as several privately held companies. Dr. Weiser formerly served on the Board of Directors of Manhattan Pharmaceuticals, Inc., (OTCBB: TGTX), Hana Biosciences, Inc. (currently know as Talon Therapeutics, Inc., OTCBB: TLON.OB), and Vioquest Pharmaceuticals, Inc. (VOQP:OTC US). Dr. Weiser has an M.D. and a Ph.D., and his scientific, business and financial experiences, as well as his knowledge of the healthcare industry, capital markets, pharmaceutical products and biomedical technology development make him an asset to our Board of Directors.

M. Gary I. Riley DVM, PhD joined Emisphere in November 2007 as Vice-President of Nonclinical Development and Applied Biology. He was previously Vice President of Toxicology and Applied Biology at Alkermes, Inc., Cambridge, MA, where he spent 14 years working in the field of specialized drug delivery systems. He holds board certifications in veterinary pathology and toxicology. He was previously employed as Director of Pathobiology at Lederle Laboratories and earlier in his career held positions as a veterinary pathologist in academia and industry.

PROPOSAL 2: RATIFICATION OF SELECTION OF AUDITORS

(Item #2 on the Proxy Card)

The Audit Committee has selected the firm of McGladrey & Pullen, LLP, an independent registered public accounting firm, to serve as auditors for the fiscal year ending December 31, 2012 (the “2012 Fiscal Year”). McGladrey & Pullen, LLP has served as the Company’s auditors since fiscal year 2009. The Company expects that representatives from McGladrey & Pullen, LLP (the “Representatives”) will be present at the Annual Meeting, that the Representatives will have the opportunity to make a statement if they desire to do so, and that the Representatives will be available to respond to appropriate questions. An affirmative vote of a majority of the shares present, in person or represented by proxy, and voting at the Annual Meeting is required to ratify the selection of McGladrey & Pullen, LLP as auditors.

This proposal is non-binding. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider its appointment of McGladrey & Pullen, LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2012, but reserves the right to elect to retain McGladrey & Pullen, LLP as the Company’s independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

The Board of Directors deems the ratification of McGladrey & Pullen, LLP as our independent registered public accounting firm for the 2012 Fiscal Year to be in the best interest of Emisphere and its stockholders and recommends a vote “FOR” this proposal.

PROPOSAL NO. 3: ADVISORY APPROVAL OF EXECUTIVE COMPENSATION

(Item #3 on the Proxy Card)

The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), and Section 14A of the Securities Exchange Act, as amended, enables our stockholders to vote to approve, on an advisory (nonbinding) basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules.

This proposal, commonly known as a “say-on-pay” proposal, gives you as a stockholder the opportunity to endorse or not endorse our executive pay program through the following resolution:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2012 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2011 Summary Compensation Table and the other related tables and disclosure.”

The Dodd-Frank Act and Section 14A also enable our stockholders to indicate how frequently we should seek an advisory vote on the compensation of our named executive officers. At the Company’s most recent annual meeting of stockholders held on May 24, 2011, the stockholders of the Company approved the frequency of once every year as the frequency with which the stockholders are provided an advisory vote on the compensation of our named executive officers. Accordingly, following this proposal, the next such advisory vote shall occur at next year’s annual stockholder meeting.

Vote Required

The affirmative vote of a majority of shares present, in person or represented by Proxy, and voting on the approval of the executive compensation at our annual meeting is required to approve, on an advisory basis, the executive compensation as disclosed in this Proxy Statement. Abstentions and broker “non-votes” are included in the number of shares present or represented for purposes of quorum, but are not considered as shares voting or as votes cast with respect to any matter presented at the annual meeting. As a result, abstentions and broker “non-votes” will not have any effect on the proposal to approve executive compensation as disclosed in this Proxy Statement. Because your vote is advisory, it will not be binding upon the Board. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

Recommendation of the Board

Our Board of Directors unanimously recommends that you vote “FOR” the approval of this resolution.

PROPOSAL 4: APPROVAL OF AMENDMENT TO AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

(Item #4 on the Proxy Card)

Introduction

The Company’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), currently authorizes the issuance of 100,000,000 shares of Common Stock, and 1,000,000 shares of preferred stock, $.01 par value per share (“Preferred Stock”). As of the Record Date, 60,687,478 shares of Common Stock were outstanding and no shares of Preferred Stock were outstanding. In addition, as of the Record Date, the Company had 3,168,630 shares of Common Stock subject to outstanding stock options, 1,399,618 shares of Common Stock reserved for issuance pursuant to future grants under our existing equity compensation plans, 17,843,728 shares of Common Stock reserved for issuance pursuant to outstanding warrants and 7,724,863 shares of Common Stock reserved for issuance upon conversion of certain convertible notes held by MHR Fund Management and its affiliates. Therefore, the Company’s total Common Stock share requirement as of the Record Date was approximately 90,824,317 shares (the “Share Requirement”).

Description of the Proposed Amendment

On April 9, 2012, the Company’s Board of Directors unanimously approved an amendment to Article Fourth of the Certificate of Incorporation (the “Amendment”), subject to stockholder approval, to increase the number of shares of Common Stock authorized for issuance under the Certificate of Incorporation by 100,000,000 shares to a total of 200,000,000 shares and to increase the number of authorized shares of preferred stock from 1,000,000 to 2,000,000 shares. The full text of the proposed Amendment is set out in Appendix A to this Proxy Statement.

The stockholders are being asked to approve such Amendment. If the Amendment is adopted, it will become effective upon the filing of the Amendment with the Secretary of State of the State of Delaware. The authorized but unissued shares of Common Stock would be available for issuance from time to time for such purposes and for such consideration as the Board of Directors may determine to be appropriate without further action by the stockholders, except for those instances in which applicable law or stock exchange rules require stockholder approval. The additional shares of authorized Common Stock, when issued, would have the same rights and privileges as the shares of Common Stock currently issued and outstanding. If the proposal is not approved by the stockholders, no Amendment will be filed and the proposal will not be implemented.

Purposes of the Proposed Amendment

The primary purpose of the Amendment is to provide a sufficient number of shares of Common Stock to be available for issuance.

Currently, the Company’s Certificate of Incorporation authorizes 100,000,000 shares of Common Stock and the Company’s Share Requirement is approximately 90,824,317. Accordingly, the Company only has 9,175,683 authorized shares of Common Stock available for issuance. The Board of Directors therefore approved the Amendment, subject to stockholder approval, to increase the number of shares authorized under the Certificate of Incorporation from 100,000,000 to 200,000,000 and to increase the number of authorized shares of preferred stock from 1,000,000 to 2,000,000 shares.

The Board of Directors believes that it is in the Company’s best interest to increase the number of authorized shares of Common Stock in order to have additional authorized but unissued shares available for issuance to meet business needs as they arise without the expense or delay of a special meeting of stockholders to approve additional authorized shares at that time. Such business needs may include future stock dividends or splits, equity financings, acquisitions, adopting new or modifying current employee benefit plans and other proper corporate purposes identified by the Board of Directors in the future. Any future issuance of Common Stock of the Company would remain subject to separate stockholder approval if required by Delaware law or the rules of any national securities exchange or automated quotation system on which shares of Common Stock of the Company are then quoted, listed or traded.

Additionally, under Section 9 of the Rights Agreement by and between the Company and Mellon Investor Services LLC, dated as of April 7, 2006 (the “Rights Agreement”), as described below, the Company is obligated to reserve and keep available the number of shares of Preferred Stock that would be sufficient to permit stockholders to exercise the Rights (as defined below) granted to them to purchase 1/100 of a share of Preferred Stock for each share of Common Stock owned by such stockholder at the time the Rights become exercisable under the Rights Agreement. Therefore, the Company is obligated to authorize for issuance that number of shares of Preferred Stock equal to at least 1/100 of the number of shares of Common Stock authorized for issuance. Because the proposed Amendment would result in the 200,000,000 authorized shares of Common Stock, the Company is obligated to effect a corresponding increase in authorized shares of Preferred Stock to 2,000,000 shares in order to comply with the terms of the Rights Agreement.

If the proposal is approved by the stockholders, upon the effective date of the Amendment, the Company would have approximately 109,175,683 shares of Common Stock and 2,000,000 shares of Preferred Stock authorized and available for future issuance. If the proposal is not approved by the stockholders, the number of authorized shares of Common Stock of the Company will remain at 9,175,683 available for future issuance, in addition to the shares reserved under the Company’s 2007 Stock Plan, and the number of authorized shares of Preferred Stock of the Company will remain at 1,000,000 available for future issuance.

Other than as permitted or required under the Company’s existing employee stock plans and outstanding options, the Board of Directors has no immediate plans, understandings, agreements or commitments to issue additional shares of Common Stock for any purpose.

The Board of Directors believes that the proposed increase in the number of authorized shares of Common Stock will make a sufficient number of shares available, should the Company decide to use its shares for one or more of such previously mentioned purposes or otherwise. The Company reserves the right to seek a further increase in authorized shares from time to time in the future, when it is considered appropriate by the Board of Directors.

Other Potential Effects of the Proposed Amendment

If the stockholders approve the proposed Amendment, the Board of Directors may cause the issuance of additional shares of Common Stock without further vote of the stockholders of the Company, except as provided under Delaware corporate law or under the rules of any national securities exchange or automated quotation system on which shares of Common Stock of the Company are then quoted, listed or traded. Issuance of significant numbers of additional shares of the Company’s Common Stock in the future (i) will dilute current stockholders’ percentage ownership, and (ii) if such shares are issued at prices below what current stockholders’ paid for their shares, may dilute the value of current stockholders’ shares. The relative voting and other rights of holders of the Common Stock will not be altered by the authorization of additional shares of Common Stock. Each share of Common Stock will continue to entitle its owner to one vote. When issued, the additional shares of Common Stock authorized by the amendment will have the same rights and privileges as the shares of Common Stock currently authorized and outstanding.

Pre-Emptive Rights

Under the Company’s Certificate of Incorporation, some of the Company’s stockholders have preemptive rights to subscribe to additional securities which may be issued by the Company. Article SEVENTH of the Certificate of Incorporation grants MHR Capital Partners (500) LP, a Delaware limited partnership, MHR Capital Partners (100) LP, a Delaware limited partnership, MHR Institutional Partners II LP, a Delaware limited partnership and MHR Institutional Partners IIA LP, a Delaware limited partnership (collectively, and including any of their respective affiliates, “MHR”) the right to purchase a proportionate share of certain new issuances of Common Stock, or securities convertible into Common Stock in order to maintain their proportionate ownership of the Company. Currently, no stockholder has been granted such rights.

Possible Anti-Takeover Effects

The proposed Amendment to increase the number of authorized shares of Common Stock could adversely affect the ability of third parties to take over the Company or otherwise effect a change in control of the Company by, for example, permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board of Directors or contemplating a tender offer or other transaction for the combination of the Company with another company that the Board determines is not in the Company’s best interests or in the best interests of our stockholders. The ability of our Board of Directors to cause the Company to issue substantial amounts of Common Stock without the need for stockholder approval, except as may be required by law, regulation or stock exchange rules, upon such terms and conditions as our Board of Directors may determine from time to time in the exercise of its business judgment may, among other things, be used to create voting impediments with respect to changes in control of the Company or to dilute the stock ownership of holders of Common Stock seeking to obtain control of the Company. The issuance of Common Stock, while providing desirable flexibility in connection with potential financings and other corporate transactions, may have the effect of discouraging, delaying or preventing a change in control of the Company. Our Board of Directors, however, does not intend or view the increase in our authorized Common Stock to be an anti-takeover measure.

The Company already has the following provisions in its Certificate of Incorporation and By-laws, as amended, which could be construed as having anti-takeover effects:

Number of Directors; Quorum

Article TENTH, Section (a) of the Certificate of Incorporation and Section 2.1 of the By-laws, as amended, provides that the number of directors and the maximum limitation of Directors to serve on the Board may not be increased without the unanimous vote or unanimous written consent of the members of the Board of Directors. A majority of the Board of Directors shall constitute a quorum for the transaction of business, provided that such quorum must include the director elected to the Board of Directors who is nominated solely by MHR Fund Management LLC or any of its affiliates (collectively “MHR Fund” and such nominee the “MHR Nominee”) and the independent director nominated and approved in writing by both a majority of the Board of Directors and MFR Fund (the “Mutual Director”). In the absence of such a quorum, a majority of those present may adjourn the meeting without notice other than announcement at the meeting until such time as a quorum is present.

Replacement of the MHR Nominee and the Mutual Director

Article TENTH, Section (c) of the Certificate of Incorporation and Section 2.2 and Section 2.12 of the By-laws, as amended, provides that the MHR Nominee shall be replaced only by an individual who shall have been designated by the MHR Nominee prior to such vacancy other than in the case of removal of the MHR Nominee for cause, or, if the MHR Nominee is removed for cause, by an individual who shall have been nominated and approved in writing by both a majority of the Board of Directors and MHR. This Section (c) of the Certificate of Incorporation also provides that the Mutual Director shall only be replaced by an individual who shall have been nominated or approved in writing by both the majority of the Board of Directors and MHR.

Removal of the MHR Nominee

Article TENTH, Section (d) of the Certificate of Incorporation and Section 2.3 and Section 2.12 of the By-laws, as amended, provides that so long as MHR holds at least two percent (2%) of the outstanding shares of Common Stock, warrants or other equity securities convertible into, or exchangeable for, any shares of Common Stock at a conversion price or exchange rate that is equal to or less than the closing price per share of Common Stock on the trading date immediately prior to such calculation, the MHR Nominee may only be removed, with or without cause, by the affirmative vote of the holders of at least 85% of the shares of Common Stock outstanding and entitled to vote at the election of Directors.

Amendment to Rights of MHR — Company Amended and Restated Certificate and By-laws

Article TENTH, Section (g) of the Certificate of Incorporation, as amended, provides that so long as MHR holds at least two percent (2%) of the outstanding shares of Common Stock, warrants or other equity securities convertible into or exchangeable for, any shares of Common Stock at a conversion price or exchange rate that is equal to or less than the closing price per share of Common Stock on the trading date immediately prior to such calculation, (i) the rights and protections afforded to MHR in the Certificate of Incorporation of the Company may not be altered, amended or repealed in any way without the affirmative vote of the holders of at least 85% of the shares of Common Stock of the Company outstanding and entitled to vote at the election of Directors, and (ii) the Board of Directors shall not adopt any resolution setting forth, or call any meeting of stockholders for the purpose of approving, an amendment to the Certificate of Incorporation or to the By-laws, as amended, that would affect the rights of MHR as provided in the Certificate of Incorporation, without a vote in favor of such resolution by the MHR Nominee. Further, Section 6.1 of the By-laws, as amended, provides that (i) the rights in the By-Laws appurtenant to MHR may only be altered, amended or repealed with the unanimous vote or unanimous written consent of the Board or the affirmative vote of the holders of at least 85% of the shares of Common Stock outstanding and entitled to vote at the election of Directors, provided that the stockholder vote requirement shall cease to have any force or effect after MHR shall cease to hold at least 2% of the shares of fully diluted Common Stock, and (ii) the Board may not adopt any resolution setting forth, or call any meeting of stockholders for the purpose of approving, any amendment to the By-Laws that would adversely affect the rights of MHR set forth therein without a vote in favor of such resolution by the MHR Director for so long as MHR continues to hold at least 2% of the shares of fully diluted Common Stock.

Furthermore, MHR’s pre-emptive rights, as described above, may have the effect of discouraging third parties from seeking to acquire control of the Company.

Additionally, we also have a stockholder rights plan, commonly referred to as a “poison pill,” in which Preferred Stock purchase rights (the “Rights”) have been granted at the rate of one one-hundredth of a share of Preferred Stock at an exercise price of $80 for each share of our Common Stock. The Rights are not exercisable or transferable apart from the Common Stock, until the earlier of (i) ten days following a public announcement that a person or group of affiliated or associated persons have acquired beneficial ownership of 20% or more of our outstanding Common Stock or (ii) ten business days (or such later date, as defined) following the commencement of, or announcement of an intention to make a tender offer or exchange offer, the consummation of which would result in the beneficial ownership by a person, or group, of 20% or more of our outstanding Common Stock. If we enter into consolidation, merger, or other business combinations, as defined, each Right would entitle the holder upon exercise to receive, in lieu of shares of Preferred Stock, a number of shares of Common Stock of the acquiring company having a value of two times the exercise price of the Right. By potentially diluting the ownership of the acquiring company, our Rights Agreement may dissuade prospective acquirors of our company. MHR is specifically excluded from the provisions of the plan.

The holders of Preferred Stock would be entitled to a preferential cumulative quarterly dividend of the greater of $1.00 per share or 100 times the per-share dividend declared on our stock and are also entitled to a liquidation preference, thereby hindering an acquirer’s ability to freely pay dividends or to liquidate the company following an acquisition. Each Preferred Stock share will have 100 votes and will vote together with the common shares, effectively preventing an acquirer from removing existing management. The Rights contain anti-dilutive provisions and are redeemable at our option, subject to certain defined restrictions for $.01 per Right. The Rights expire on April 7, 2016.

Vote Required

The affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote on this proposal will be required to approve the proposed amendment to the Company’s Amended and Restated Certificate of Incorporation. Abstentions and broker non-votes are not affirmative votes and, therefore, will have the same effect as a vote against the proposal. No rights of appraisal or similar rights of dissenters exist with respect to this matter.

Recommendation of the Board

The Board of Directors deems the amendment to the Amended and Restated Certificate of Incorporation to be in the best interest of Emisphere and its stockholders and recommends that you vote “FOR” this proposal.

PROPOSALS OF STOCKHOLDERS FOR 2013 ANNUAL MEETING

Stockholders may submit proposals on matters appropriate for stockholder action, including stockholder nominees for election to the Board of Directors, at our annual stockholder meetings. To be considered for inclusion in next year’s Proxy Statement, stockholder proposals, including stockholder nominees for election to the Board of Directors, must be received by us at our principal executive office no later than December 26, 2012.

For any proposal that is not submitted for inclusion in next year’s Proxy Statement (as described in the preceding paragraph), but is instead sought to be presented directly at next year’s annual stockholder meeting (the “2013 Annual Meeting”), the stockholder must also give Emisphere written notice of the proposal. Our By-Laws provide that in order to be timely, a stockholders’ notice must be received by Emisphere at the principal executive offices not less than 30 days or more than 60 days prior to the 2013 Annual Meeting.

Notice of intention to present proposals at the 2013 Annual Meeting should be addressed to: Corporate Secretary, Emisphere Technologies, Inc., 240 Cedar Knolls Road, Suite 200, Cedar Knolls, NJ 07927.

OTHER BUSINESS

The Board of Directors knows of no other business to be acted upon at the meeting. However, if any other business properly comes before the meeting, it is the intention of the persons named in the enclosed Proxy to vote on such matters in their discretion.

The prompt return of your Proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you intend to attend the meeting, please vote your shares by internet, by phone, or by signing the Proxy and returning it in the enclosed envelope.

By order of the Board of Directors

Michael R. Garone

Secretary

APPENDIX A

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

EMISPHERE TECHNOLOGIES, INC.

Emisphere Technologies, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST: That at a meeting of the Board of Directors of Emisphere Technologies, Inc., resolutions were duly adopted setting forth a proposed amendment to the Amended and Restated Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED: That it is advisable and in the best interests of the corporation to amend the Amended and Restated Certificate of Incorporation of the corporation so that Article Fourth shall read in its entirety as follows:

“The total number of shares of stock which the Corporation shall have the authority to issue is Two-Hundred-Two- Million (202,000,000), consisting of 200,000,000 shares of common stock, $.01 par value per share (the “Common Stock”), and 2,000,000 shares of preferred stock, $.01 par value per share (the “Preferred Stock”).”

SECOND: That thereafter, pursuant to resolution of its Board of Directors, an annual meeting of the stockholders of said corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said Emisphere Technologies, Inc. has caused this Certificate to be signed by             , its                 , this day of                 , 2012.

EMISPHERE TECHNOLOGIES, INC.

By:   __________________

Name:  ________________

Title:  _________________

1

1

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000000000000

NAME

THE COMPANY NAME INC. - COMMON 123,456,789,012.12345

THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345

THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345

THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345

THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345

THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345

THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345

THE COMPANY NAME INC. - 401 K 123,456,789,012.12345

x

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JOB #

1 OF 2

1 OF 2 PAGE

SHARES

CUSIP #

SEQUENCE #

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

CONTROL #

SHARES

0 0 0

0 0 0

0 0 0

0 0 0

0 0 0

0 0

0000141269_1 R1.0.0.11699

EMISPHERE TECHNOLOGIES, INC.

ATTN: INVESTOR RELATIONS

240 CEDAR KNOLLS ROAD

SUITE 200

CEDAR KNOLLS, NJ 07927

Investor Address Line 1

Investor Address Line 2

Investor Address Line 3

Investor Address Line 4

Investor Address Line 5

John Sample

1234 ANYWHERE STREET

ANY CITY, ON A1A 1A1

Investor Address Line 1

Investor Address Line 2

Investor Address Line 3

Investor Address Line 4

Investor Address Line 5

John Sample

1234 ANYWHERE STREET

ANY CITY, ON A1A 1A1

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59

P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,

Edgewood, NY 11717.

The Board of Directors recommends you vote FOR

the following:

1. Election of Directors For Against Abstain

1a. John D. Harkey, Jr.

1b. Timothy G. Rothwell

The Board of Directors recommends you vote FOR

proposals 2, 3 and 4. For Against Abstain

2 To ratify, by non-binding vote, the appointment

of McGladrey & Pullen, LLP as the Company’s

independent registered public accounting firm

for the fiscal year ending December 31, 2012.

3 To approve, on an advisory basis, executive

compensation.

4 To approve an amendment to the Company’s

Amended and Restated Certificate of

Incorporation, as amended, to increase the

number of authorized shares of common stock

from 100,000,000 to 200,000,000 shares and to

increase the number of authorized shares of

preferred stock from 1,000,000 to 2,000,000

shares.

NOTE: Such other business as may properly come

before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Yes No

Please indicate if you plan to attend this meeting

EMISPHERE

TECHNOLOGIES

240 CEDARKNOLLS ROAD

SUITE 200

CEDAR KNOLLS, NJ 07927

0000141269_2 R1.0.0.11699

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/

are available at www.proxyvote.com .

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF

DIRECTORS

The undersigned stockholder of Emisphere Technologies, Inc., a Delaware corporation (“Emisphere”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders (“Annual Meeting”) and Proxy Statement

with respect to the Annual Meeting to be held at the Park Avenue Club, 184 Park Avenue, Florham Park, New

Jersey on Thursday, May 31, 2012 promptly at 10:00 AM Eastern Time, and hereby appoints Michael R. Garone as proxy with power of substitution and revocation, and with all powers that the undersigned would posses if personally present, to vote the Emisphere Common Stock of the undersigned at such meeting, and at any postponements or adjournments of such meeting, as set forth below, and in his discretion, upon any other business that may properly come before the meeting (and any such postponements or adjournments).

THIS PROXY WILL BE VOTED AS SPECIFIED OR, IF NO CHOICE IS SPECIFIED, FOR THE ELECTION OF

ALL NOMINEES UNDER PROPOSAL 1, FOR PROPOSAL 2, 3, AND 4 AND BY THE DISCRETION OF THE

PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, AND AT ANY

POSTPONEMENTS OR ADJOURNEMENTS THEREOF.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED

ENVELOPE, OR VOTE THORUGH THE INTERNET OR THE TELEPHONE.

IMPORTANT- TO BE SIGNED AND DATED ON REVERSE SIDE